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SEI INSTITUTIONAL MANAGED TRUST

About This Prospectus

The SEI Institutional Managed Trust is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Class A Shares of the Small/Mid Cap Diversified Alpha Fund that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to the Fund. For more detailed information about the Fund, please see:

Small/Mid Cap Diversified Alpha Fund	2

More Information About Fund Investments	6

Investment Adviser and Sub-Advisers	6

Purchasing, Selling and Exchanging Fund Shares	8

Disclosure of Portfolio Holdings Information	14

Dividends, Distributions and Taxes	15

Financial Highlights	16

How to Obtain More Information About SEI Institutional Managed Trust	Back Cover

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Asset Allocation

The Fund has its own distinct risk and reward characteristics, investment objective, policies and strategies. In addition to managing the Fund, SEI Investments Management Corporation (SIMC) constructs and maintains asset allocation strategies for certain clients, and the Fund is designed in part to implement those strategies. The degree to which an investor's portfolio is invested in the particular market segments and/or asset classes represented by the Fund and other funds varies, as does the investment risk/return potential represented by the Fund and other funds. Because of the historical lack of correlation among various asset classes, an investment in the Fund along with other funds representing a range of asset classes as part of an asset allocation strategy may reduce the strategy's overall level of volatility. As a result, an asset allocation strategy may reduce risk.

In managing the Fund, SIMC focuses on four key principles: asset allocation, portfolio structure, the use of managers, and continuous portfolio management. Asset allocation across appropriate asset classes is the central theme of SIMC's investment philosophy. SIMC seeks to reduce risk further by creating a portfolio that focuses on a specific asset class. SIMC then oversees a network of managers who invest the assets of the Fund in distinct segments of the market or class represented by the Fund. These managers adhere to distinct investment disciplines, with the goal of providing greater consistency and predictability of results, as well as broader diversification across and within asset classes. Finally, SIMC regularly rebalances to ensure that the appropriate mix of assets is constantly in place, and constantly monitors and evaluates managers for the Fund to ensure that they do not deviate from its stated investment philosophy or process.

Risk/Return Information Common to the Fund

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The Fund's assets are managed under the direction of SIMC and one or more Sub-Advisers who manage portions of the Fund's assets in a way that they believe will help the Fund achieve its goals. SIMC acts as "manager of managers" for the Fund, and attempts to ensure that the Sub-Advisers comply with the Fund's investment policies and guidelines. SIMC also recommends the appointment of additional or replacement Sub-Advisers to the Fund's Board of Trustees. Still, investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its goal. SIMC and the Sub-Advisers make judgments about the securities markets, the economy, and companies, but these judgments may not anticipate actual market movements or the impact of economic conditions on company performance. In fact, no matter how good a job SIMC and the Sub-Advisers do, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which those securities trade. The estimated level of volatility for the Fund is set forth in the Fund Summary that follows. The effect on the Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

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SMALL/MID CAP DIVERSIFIED ALPHA FUND

Fund Summary

Investment Goal:  Capital appreciation

Share Price Volatility:  Medium to high

Principal Investment Strategy:  Utilizing multiple sub-advisers, the Fund invests in small and mid cap stocks and other equity securities

Investment Strategy

Under normal circumstances, the Small/Mid Cap Diversified Alpha Fund will invest at least 80% of its net assets in equity securities of small and medium sized companies or in portfolio strategies designed to correlate to a portfolio composed of small and mid cap equity securities. The Fund uses a multi-manager approach under the general supervision of SIMC allocating the assets among multiple Sub-Advisers that use different investment strategies to seek to achieve returns in excess of the performance of a broad U.S. small to mid cap benchmark. This allocation among investment strategies aims to diversify the sources from which Sub-Advisers seek to achieve excess returns (i.e., returns in excess of a benchmark index or "alpha"), and thereby diversify the relative risk of the Fund. While the Fund is expected to have an absolute return and risk profile similar to the broad U.S. small to mid cap equity market, returns may be derived in part from investing significant portions of the fund in securities outside of the small to mid cap market. The Fund seeks to exceed the total return of the Russell 2500 Index.

When investing directly in equity securities of small and mid cap companies, such securities may include common stocks, preferred stocks or warrants. Sub-Advisers investing directly in equity securities may employ various strategies to seek to achieve excess returns. For example, certain Sub-Advisers may employ a long-only strategy, while other Sub-Advisers may also employ short sales. Sub-Advisers that engage in short sales may only do so in an amount up to 30% (measured at the time of investment) of the value of the portion of the Fund managed by that Sub-Adviser. When a Sub-Adviser sells securities short, it may use the proceeds from the sale to purchase long positions in additional equity securities. Short strategies may be used for both hedging and non-hedging purposes. The Fund may also invest in exchange-traded funds ("ETFs") to gain exposure to certain segments of the market that are not necessarily based on the broad small to mid cap market.

Certain Sub-Advisers use portfolio strategies that are designed to correlate with a portfolio of small and mid cap equity securities, but which are composed of derivative instruments backed by other types of securities. These portfolio strategies are included in the Fund's principal investment strategy described above. The managers purchase derivatives, generally using only a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets in a portfolio may be invested in other types of securities. Therefore, a Sub-Adviser would seek to outperform a small to mid cap benchmark by purchasing derivatives correlated to a broad small to mid cap index, and investing the remaining assets in other types of securities to add excess return. This portion of the Fund's assets may be invested in a wide range of asset classes other than small and mid cap equities. Pursuant to a derivatives strategy, the Fund may invest in U.S. and foreign corporate and government fixed income securities of different types and maturities, including mortgage-backed or other asset-backed securities, securities rated below investment grade (junk bonds), and repurchase or reverse repurchase agreements. In managing the Fund's currency

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exposure for foreign securities, the Sub-Advisers may buy and sell securities for speculative purposes. The amount of the Fund's portfolio that may be allocated to derivative strategies is expected to vary over time.

For purposes of this Fund, a small to medium company is a company with a market capitalization in the range of companies in the Russell 2500 Index (between $13 million and $7,635 billion as of November 30, 2006).

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign securities, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk. If the counterparty defaults on its payment obligations to the Fund, the default will cause the value of your investment in the Fund to decrease.

For derivative strategies, the assets backing the derivatives will generally be entirely different from the Fund's primary investments (i.e., equity securities and derivatives based on the Fund's benchmark index). For example, the Sub-Advisers may use various fixed income securities, including high yield (junk bond) and foreign fixed income securities, currencies, derivatives and other equity securities in order to seek to enhance the Fund's returns over the returns of the Fund's benchmark. These strategies expose the Fund to the risk that its portfolio of derivatives may not properly track the performance of the Fund's benchmark index. They also expose the Fund to the risks of investing in asset classes that are different from the benchmark index (i.e., small cap equity securities), and the Fund would underperform its benchmark index to the extent that the Fund's investments in other asset classes decline in value.

Investing in issuers located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in

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value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the duration or interest rate sensitivity of these securities affects risk.

Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Short sales are transactions in which the Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security. The Fund's investment strategy of reinvesting proceeds received from selling securities short may effectively create leverage, which can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

The Fund is also subject to the risk that small to medium capitalization securities may underperform other segments of the equity markets or the equity markets as a whole. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

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Performance Information

As of December 14, 2006, the Fund had not commenced operations, and did not have a performance history.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	0.62	%*
Total Annual Fund Operating Expenses	1.37	%**

* Other expenses are based on estimated amounts for the current fiscal year. Other expenses include interest and dividend expenses associated with securities sold short (Short Sale Expenses), which are estimated for the current fiscal year to be approximately 0.12%.

** The Fund's total actual annual fund operating expenses for the current fiscal year are expected to be less than the amount shown above because the Fund's adviser, the Fund's administrator and/or the Fund's distributor are voluntarily waiving a portion of their fees in order to keep total operating expenses (exclusive of Short Sale Expenses, interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Short Sale Expenses will cause the Fund's total operating expenses to exceed the specified level. The Fund's adviser, the Fund's administrator and/or the Fund's distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses are expected to be as follows:

Small/Mid Cap Diversified Alpha Fund — Class A Shares
Operating Expenses (Excluding Short Sale Expenses)	1.20%
Short Sale Expenses	0.12%*
Total Operating Expenses	1.32%

* This figure assumes that the Fund's Sub-Advisers with a 30% allocation engage in short sales in an amount up to 20% (measured at the time of investment) of the value of the portion of the Fund managed by the Sub-Advisers. If the Sub-Advisers with a 30% allocation were to engage in short sales up to 30% of the Fund's value, the Short Sale Expenses would equal 0.18%.

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years
Small/Mid Cap Diversified Alpha Fund — Class A Shares	$139	$434

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MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Fund's primary investment strategies. However, the Fund may also invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that the Sub-Advisers use under normal conditions. During unusual economic or market conditions or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with the Fund's objectives. The Fund will do so only if SIMC or the Sub-Advisers believe that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, there is no guarantee that the Fund will achieve its investment goal.

INVESTMENT ADVISER AND SUB-ADVISERS

SIMC acts as the manager of managers of the Fund, and is responsible for the investment performance of the Fund since it allocates the Fund's assets to one or more Sub-Advisers and recommends hiring or changing Sub-Advisers to the Board of Trustees.

Each Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. SIMC oversees the Sub-Advisers to ensure compliance with the Fund's investment policies and guidelines, and monitors each Sub-Adviser's adherence to its investment style. The Board of Trustees supervises SIMC and the Sub-Advisers; establishes policies that they must follow in their management activities; and oversees the hiring and termination of the Sub-Advisers recommended by SIMC. SIMC pays the Sub-Advisers out of the investment advisory fees it receives (described below).

SIMC, an SEC-registered adviser, located at One Freedom Valley Drive, Oaks, PA 19456, serves as the Adviser to the Fund. SIMC makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. As of October 31, 2006, SIMC had approximately $76 billion in assets under management. As of December 14, 2006, the Fund was not yet in operation. The Fund will pay SIMC advisory fees, a percentage of the Fund's net assets, at the following annual rates:

Small/Mid Cap Diversified Alpha Fund	0.75%

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Sub-Advisers and Portfolio Managers

Integrity Asset Management, LLC: Integrity Asset Management, LLC (Integrity), located at 401 West Main Street, Suite 2100, Louisville, Kentucky 40202, serves as a Sub-Adviser to the Small/Mid Cap Diversified Alpha Fund. A team of investment professionals manages the portion of the Small/Mid Cap Diversified Alpha Fund's assets allocated to Integrity. The team consists of Daniel G. Bandi, CFA, Daniel J. DeMonica, CFA, Adam I. Friedman, Joe A. Gilbert, CFA, J. Bryan Tinsley, CFA and William H. McNett, CFA. Each of the team members have been with Integrity for two years and is currently responsible for participating in security selection for the Small/Mid Cap Diversified Alpha Fund. Prior to joining Integrity, Mr. Brandi, Mr. DeMonica, Mr. Gilbert, Mr. Tinsley and Mr. Friedman were all employed by National City Investment Co. as a Managing Director, Portfolio Manager, Equity Analyst, Senior Equity Analyst, and Senior Portfolio Manager, respectively. Mr. McNett was a Principal at Turner Investments and worked in the Client Services department form 1999-2003

Los Angeles Capital Management and Equity Research, Inc.: Los Angeles Capital Management and Equity Research, Inc. (LA Capital), located at 11150 Santa Monica Blvd., Los Angeles, California 90025, serves as a Sub-Adviser to the Small/Mid Cap Diversified Alpha Fund. A team of investment professionals manages the portion of the Small/Mid Cap Diversified Alpha Fund's assets allocated to LA Capital. The team consists of Thomas D. Stevens, Hal W. Reynolds, David R. Borger, Stuart K. Matsuda and Christine M. Kugler. Mr. Stevens, a CFA and Principal, is the Chairman and Chief Compliance Officer of LA Capital. Mr. Reynolds, a CFA and Principal, is the Chief Investment Officer of LA Capital. Mr. Borger, a CFA and Principal, is the Director of Research for LA Capital. Mr. Matsuda, a CFA and Principal, is the Director of Trading for LA Capital. Ms. Kugler, a Principal, is the Director of Implementation for LA Capital. Prior to 2002, all members of the team were employed by Wilshire Asset Management (Wilshire). Mr. Stevens was a Senior Managing Director and Principal at Wilshire. Mr. Reynolds and Mr. Borger were Managing Directors and Principals at Wilshire, and Mr. Matsuda was a Vice President and Principal at Wilshire.

Martingale Asset Management, L.P.: Martingale Asset Management, L.P. (Martingale), located at 222 Berkeley Street, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small/Mid Cap Diversified Alpha Fund. The fund is managed by a team headed by William E. Jacques, CFA, whose role is to oversee research, valuation model and portfolio construction. Other members of the team include Samuel Nathans, CFA, and James Eysenbach, CFA, who are both responsible for portfolio construction. Mr. Jacques has been Martingale's Executive Vice President and Chief Investment Officer since 1987. Mr. Nathans has been a Senior Vice President and Senior Portfolio Manager since 1999. Mr. Eysenbach has been a Senior Vice President and Investment Portfolio Manager since 2004. From 1991 to 2001, Mr. Eysenbach was a Managing Director and Director of Quantitative Products at Scudder Investments.

PanAgora Asset Management Inc.: PanAgora Asset Management Inc. (PanAgora), located at 260 Franklin Street, 22nd Floor, Boston, MA 02110, serves as a Sub-Adviser to the Small/Mid Cap Diversified Alpha Fund. A team of investment professionals at PanAgora manages the portion of the Small/Mid Cap Diversified Alpha Fund's assets allocated to PanAgora. The team consists of Eric Sorensen, Ph.D., Ronald Hua, CFA, Kenneth Masse, CFA, and Sanjoy Ghosh, Ph.D. Mr. Sorensen, President and CEO, is responsible for the firm's business and investment activities. Mr. Hua, Director of Equity Investments, is responsible for the firm's dynamic equity strategies. Mr. Masse, Portfolio Manager, is responsible for portfolio construction, securities trading, and ongoing investment monitoring and research. Mr. Masse has been with PanAgora for 14 years. Mr. Ghosh, Portfolio Manager, is also responsible for the firm's dynamic equity strategies. Messrs. Sorensen, Hua and Ghosh all joined

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PanAgora from Putnam Investments in 2004. Mr. Sorensen had been with Putnam since 2000, where he was Chief Investment Officer of Structured Equity and Director of Quantitative Research. Mr. Hua had been with Putnam since 1999, where he contributed to quantitative research and analysis that supported all structured equity portfolios, including U.S. large cap and international strategies. Mr. Ghosh had been with Putnam since 2000, where he was a portfolio manager on the structured equity team.

Smith Breeden Associates, Inc.: Smith Breeden Associates, Inc. (Smith Breeden), located at 100 Europa Drive, Suite 200, Chapel Hill, North Carolina 27517, serves as a Sub-Adviser to the Small/Mid Cap Diversified Alpha Fund. A team of investment professionals, led by Tim Cunneen, CFA, a Senior Portfolio Manager, and Daniel Dektar, an Executive Vice President, manages the portion of the Small/Mid Cap Diversified Alpha Fund's assets allocated to Smith Breeden. Mr. Cunneen joined Smith Breeden in 1998 and has 13 years of investment experience. He has served as a Senior Portfolio Manager for the past 5 years. His primary focus is the management of short duration portfolios. He also analyzes potential investments and execution of such investments in the fixed-rate MBS market. Mr. Dektar joined Smith Breeden in 1986 and has 23 years of investment experience. He has been Smith Breeden's Chief Investment Officer for the past 5 years.

Wellington Management Company, LLP: Wellington Management Company, LLP ("Wellington Management"), located at 75 State Street, Boston, Massachusetts 02109, serves as a Sub-Adviser to the Small/Mid Cap Diversified Alpha Fund. Jamie A. Rome and James P. Hoffmann manage the portion of the Small/Mid Cap Diversified Alpha Fund's assets allocated to Wellington Management. Mr. Rome, Senior Vice President and Equity Portfolio Manager, serves as portfolio manager of the small cap portion of the Fund's assets allocated to Wellington Management. Mr. Rome joined Wellington Management as an investment professional in 1994 and has over 20 years of investment experience. Mr. Hoffmann, Senior Vice President and Global Industry Analyst, serves as the portfolio manager of the real estate portion of the Fund's assets allocated to Wellington Management. Mr. Hoffmann joined Wellington Management as an investment professional in 1997, and has over 20 years of investment experience.

The SAI provides additional information about the portfolio managers' compensation, other accounts they manage and ownership, if any, of securities in the Fund.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called redeem) and exchange Class A Shares of the Fund.

The Fund offers Class A Shares only to financial institutions and intermediaries for their own or their customers' accounts. For information on how to open an account and set up procedures for placing transactions, call 1-800-DIAL-SEI.

How to Purchase Fund Shares

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

Financial institutions and intermediaries may purchase Class A Shares by placing orders with the Fund's Transfer Agent (or its authorized agent). Institutions and intermediaries that use certain SEI proprietary

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systems may place orders electronically through those systems. Generally, cash investments must be transmitted or delivered in federal funds to the Fund's wire agent by the close of business on the day after the order is placed. However, in certain circumstances the Fund at its discretion may allow purchases to settle (i.e., receive payment) at a later date in accordance with the Fund's procedures and applicable law. The Fund reserves the right to refuse any purchase requests, particularly those that the Fund reasonably believes may not be in the best interest of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, is likely to engage in excessive trading (usually defined as four or more "round trips" in the Fund in any twelve-month period). For more information regarding the Fund's policy and procedures related to excessive trading, please see "Frequent Purchases and Redemptions of Fund Shares" below.

When you purchase, sell or exchange Fund shares through certain financial institutions (rather than directly from the Fund), you may have to transmit your purchase, sale and exchange requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Fund.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These requests are executed at the net asset value per share (NAV) next determined after the intermediary receives the request if transmitted to the Fund in accordance with the Fund's procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

If you deal directly with a financial institution or financial intermediary, you will have to follow the institution's or intermediary's procedures for transacting with the Fund. For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain broker-dealers or other financial intermediaries.

The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern time). So, for you to receive the current Business Day's NAV, generally the Fund (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

PRICING OF FUND SHARES

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price.

When valuing portfolio securities, the Fund value securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on NASDAQ) at the last quoted sale price on the primary exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Fund values securities traded on NASDAQ at the NASDAQ Official Closing Price.

Prices for most securities held by the Fund are provided daily by third-party independent pricing agents. SIMC or one of the Fund's Sub-Advisers, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service's prices will be reliable. SIMC or one of the Fund's Sub-Advisers, as applicable, will continuously monitor

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the reliability of prices obtained from any pricing service and shall promptly notify the Fund's administrator if it believes that a particular pricing service is no longer a reliable source of prices. The administrator, in turn, will notify the Fair Value Pricing Committee if it receives such notification from SIMC or a Fund's Sub-Advisers, as applicable, or if the administrator reasonably believes that a particular pricing service is no longer a reliable source for prices. The pricing services rely on a variety of information in making their determinations, particularly on prices of actual market transactions as well as on trader quotations. However, the services may also use a matrix system to determine valuations, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations.

The Fund's Pricing and Valuation Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees. However, when the change would not materially affect valuation of the Fund's net assets or involve a material departure in pricing methodology from that of the Fund's existing pricing agent or pricing methodology, Board approval may be obtained at the next regularly scheduled Board meeting.

Securities for which market prices are not "readily available" or may be unreliable are valued in accordance with Fair Value Procedures established by the Fund's Board of Trustees. The Fund's Fair Value Procedures are implemented through a Fair Value Committee (the Committee) designated by the Fund's Board of Trustees. The Committee is currently composed of two members of the Board of Trustees, as well as representatives from SIMC and its affiliates.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended, the security has been de-listed from a national exchange, the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider are: the facts giving rise to the need to fair value, the last trade price, the performance of the market or the issuer's industry, the liquidity of the security, the size of the holding in the Fund, or any other appropriate information.

The determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a Significant Event) has occurred between the time of the security's last close and the time that the Fund calculates NAV. The Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or one of the Fund's Sub-Advisers becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities

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principally trade, but before the time at which the Fund calculates NAV, it may request that a Committee meeting be called. In addition, the Fund's administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates NAV. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies SIMC or one of the Fund's Sub-Advisers holding the relevant securities that such limits have been exceeded. In such event, SIMC or one of the Fund's Sub-Advisers makes the determination whether a Committee meeting should be called based on the information provided.

MINIMUM PURCHASES

To purchase Class A Shares for the first time, you must invest at least $100,000 in the Fund with minimum subsequent investments of at least $1,000. The Fund may accept investments of smaller amounts at its discretion.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

"Market timing" refers to a pattern of frequent purchases and sales of the Fund's shares, often with the intent of earning arbitrage profits. Market timing of the Funds could harm other shareholders in various ways, including by diluting the value of the shareholders' holdings, increasing Fund transaction costs, disrupting portfolio management strategy, causing a Fund to incur unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

The Fund is intended to be long-term investment vehicles and is not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). Accordingly, the Board of Trustees has adopted policies and procedures on behalf of the Fund to deter short-term trading. These policies and procedures do not apply with respect to money market funds. The Fund's transfer agent will monitor trades in an effort to detect short-term trading activities. If, as a result of this monitoring, the Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder's account.

A shareholder will be considered to be engaging in excessive short-term trading in the Fund in the following circumstances:

i.  if the shareholder conducts four or more "round trips" in the Fund (other than a money market fund) in any twelve-month period. A round trip involves the purchase of shares of the Fund and subsequent redemption of all or most of those shares. An exchange into and back out of the Fund in this manner is also considered a round trip.

ii.  if the Fund determines, in its sole discretion, that a shareholder's trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold.

The Fund, in its sole discretion, also reserves the right to reject any purchase request (including exchange requests) for any reason without notice.

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Judgments with respect to implementation of the Fund's policies are made uniformly and in good faith in a manner that the Fund believes is consistent with the best long-term interests of shareholders. When applying the Fund's policy, the Fund may consider (to the extent reasonably available) an investor's trading history in all other SEI funds advised by SIMC, as well as trading in accounts under common ownership, influence or control, and any other information available to the Fund.

The Fund's monitoring techniques are intended to identify and deter short-term trading in the Fund. However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Fund without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Fund's monitoring techniques. Operational or technical limitations may also limit the Fund's ability to identify short-term trading activity.

While it is the Fund's intention that intermediaries trading in Fund shares will assist the Fund in enforcing the Fund's policies, certain intermediaries may be unable or unwilling to effectively enforce the Fund's trading or exchange restrictions. The Fund will monitor trading activity coming from such intermediaries and take reasonable steps to seek cooperation from any intermediary through which the Fund believes short-term trading activity is taking place.

Certain of the SEI funds are sold to participant-directed employee benefit plans. The Fund's ability to monitor or restrict trading activity by individual participants in a plan may be constrained by regulatory restrictions or plan policies. In such circumstances, the Fund will take such action, which may include taking no action, as deemed appropriate in light of all the facts and circumstances.

The Fund may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

FOREIGN INVESTORS

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION AND ANTI-MONEY LAUNDERING PROGRAM

Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. Accounts for the Fund are generally opened through other financial institutions or financial intermediaries. When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you. This information is subject to verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

Your financial institution or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or financial intermediary is required to collect documents, which will be used solely to establish and verify your identity.

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The Fund will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The Fund, however, reserves the right to close and/or liquidate your account at the then-current day's price if the financial institution or financial intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax consequences.

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under Federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

How to Sell Your Fund Shares

If you hold Class A Shares, you may sell your shares on any Business Day by following the procedures established when you opened your account or accounts. If you have questions, call 1-800-DIAL-SEI. If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your financial institution or intermediary may charge a fee for its services. The sale price of each share will be the next NAV determined after the Fund receives your request or after the Fund's authorized intermediary receives your request if transmitted to the Fund in accordance with the Fund's procedures and applicable law.

RECEIVING YOUR MONEY

Normally, the Fund will make payment on your sale on the Business Day following the day on which they receive your request, but it may take up to seven days. You may arrange for your proceeds to be wired to your bank account.

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares if the NYSE restricts trading, the Securities and Exchange Commission declares an emergency or for other reasons. More information about this is in the SAI.

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How to Exchange Your Shares

You may exchange Class A Shares of the Fund for Class A Shares of any other SEI fund on any Business Day by contacting the Fund directly by mail or telephone. You may also exchange shares through your financial institution or intermediary by telephone. This exchange privilege may be changed or canceled at any time upon 60 days' notice. When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Funds receive your exchange request.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. The Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. If the Fund follows these procedures, the Fund will not be responsible for any losses or costs incurred by following telephone instructions that the Fund reasonably believes to be genuine.

Distribution of Fund Shares

SEI Investments Distribution Co. (SIDCo.) is the distributor of the shares of the Fund. SIDCo. receives no compensation for distributing the Fund's shares.

The Fund is sold primarily through independent registered investment advisors, financial planners, bank trust departments and other financial advisors ("Financial Advisors") who provide their clients with advice and services in connection with their investments in the SEI Funds. Many Financial Advisors are also associated with broker-dealer firms. SIMC and its affiliates, at their expense, may pay compensation to these broker-dealers or other financial institutions for marketing, promotional or other services. These payments may be significant to these firms, and may create an incentive for the firm or its associated Financial Advisors to recommend or offer shares of the SEI Funds to its customers rather than other funds or investment products. These payments are made by SIMC and its affiliates out of their past profits or other available resources. SIMC and its affiliates may also provide other products and services to Financial Advisors. For additional information, please see the Funds' SAI. You also can ask your Financial Advisor about any payments it receives from SIMC and its affiliates, as well as about fees it charges.

For Class A Shares, shareholder servicing fees, as a percentage of average daily net assets, may be up to 0.25%.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Portfolio holdings information for the Fund is available on the Internet at the following address: http://www.seic.com/fund_holdings_home.asp (the Portfolio Holdings Website). Ten calendar days after each month end, a list of the top ten portfolio holdings in the Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Thirty calendar days after the end of each month, a list of all portfolio holdings in the Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings

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Website shall remain there until the first business day of the fifth month after the date to which the data relates, at which time it will be permanently removed from the site.

Additional information regarding the Fund's policy and procedures on the disclosure of portfolio holdings information is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Small/Mid Cap Diversified Alpha Fund declares its net investment income daily and distributes it monthly as a dividend to shareholders. The Fund makes distributions of capital gains, if any, at least annually.

You will receive dividends and distributions in the form of cash unless otherwise stated.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below the Fund has summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions, including net short-term capital gains and excluding qualified dividend income, are generally taxable at ordinary income tax rates. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income and certain holding period requirements and other requirements are satisfied by you and by the Fund. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have held your Fund shares. Long-term capital gains are currently taxable at the maximum rate of 15%. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different SEI fund is the same as a sale. Currently, any capital gain or loss realized upon a sale or exchange of Fund shares is generally treated as long-term gain or loss if the shares have been held for more than one year. Capital gain or loss realized upon a sale or exchange of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.

If you have a tax-advantaged retirement account, you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

More information about taxes is in the Fund's SAI.

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FINANCIAL HIGHLIGHTS

As of December 14, 2006, the Small/Mid Cap Diversified Alpha Fund had not commenced operations.

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Notes:

Notes:

Notes:

Notes:

More information about the Fund is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated December 14, 2006, includes more detailed information about the SEI Institutional Managed Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports list the Fund's holdings and contain information from the Fund's managers about strategies and market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:  Call 1-800-DIAL-SEI

By Mail:  Write to the Funds at:
1 Freedom Valley Drive
Oaks, PA 19456

By Internet:  http://www.seic.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about SEI Institutional Managed Trust, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

SEI Institutional Managed Trust's Investment Company Act registration number is 811-4878.

SEI-F-151 (12/06)

SEI Institutional Managed Trust

Prospectus as of December 14, 2006

Small/Mid Cap Diversified Alpha Fund

Class A

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SEI / PROSPECTUS

SEI INSTITUTIONAL MANAGED TRUST

About This Prospectus

The SEI Institutional Managed Trust is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Class I Shares of the Small/Mid Cap Diversified Alpha Fund that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to the Fund. For more detailed information about the Fund, please see:

Small/Mid Cap Diversified Alpha Fund	2

More Information About Fund Investments	6

Investment Adviser and Sub-Advisers	6

Purchasing, Selling and Exchanging Fund Shares	8

Disclosure of Portfolio Holdings Information	14

Dividends, Distributions and Taxes	15

Financial Highlights	16

How to Obtain More Information About SEI Institutional Managed Trust	Back Cover

SEI / PROSPECTUS

Asset Allocation

The Fund has its own distinct risk and reward characteristics, investment objective, policies and strategies. In addition to managing the Fund, SEI Investments Management Corporation (SIMC) constructs and maintains asset allocation strategies for certain clients, and the Fund is designed in part to implement those strategies. The degree to which an investor's portfolio is invested in the particular market segments and/or asset classes represented by the Fund and other funds varies, as does the investment risk/return potential represented by the Fund and other funds. Because of the historical lack of correlation among various asset classes, an investment in the Fund along with other funds representing a range of asset classes as part of an asset allocation strategy may reduce the strategy's overall level of volatility. As a result, an asset allocation strategy may reduce risk.

In managing the Fund, SIMC focuses on four key principles: asset allocation, portfolio structure, the use of managers, and continuous portfolio management. Asset allocation across appropriate asset classes is the central theme of SIMC's investment philosophy. SIMC seeks to reduce risk further by creating a portfolio that focuses on a specific asset class. SIMC then oversees a network of managers who invest the assets of the Fund in distinct segments of the market or class represented by the Fund. These managers adhere to distinct investment disciplines, with the goal of providing greater consistency and predictability of results, as well as broader diversification across and within asset classes. Finally, SIMC regularly rebalances to ensure that the appropriate mix of assets is constantly in place, and constantly monitors and evaluates managers for the Fund to ensure that they do not deviate from its stated investment philosophy or process.

Risk/Return Information Common to the Fund

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The Fund's assets are managed under the direction of SIMC and one or more Sub-Advisers who manage portions of the Fund's assets in a way that they believe will help the Fund achieve its goals. SIMC acts as "manager of managers" for the Fund, and attempts to ensure that the Sub-Advisers comply with the Fund's investment policies and guidelines. SIMC also recommends the appointment of additional or replacement Sub-Advisers to the Fund's Board of Trustees. Still, investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its goal. SIMC and the Sub-Advisers make judgments about the securities markets, the economy, and companies, but these judgments may not anticipate actual market movements or the impact of economic conditions on company performance. In fact, no matter how good a job SIMC and the Sub-Advisers do, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which those securities trade. The estimated level of volatility for the Fund is set forth in the Fund Summary that follows. The effect on the Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

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SMALL/MID CAP DIVERSIFIED ALPHA FUND

Fund Summary

Investment Goal:  Capital appreciation

Share Price Volatility:  Medium to high

Principal Investment Strategy:  Utilizing multiple sub-advisers, the Fund invests in small and mid cap stocks and other equity securities

Investment Strategy

Under normal circumstances, the Small/Mid Cap Diversified Alpha Fund will invest at least 80% of its net assets in equity securities of small and medium sized companies or in portfolio strategies designed to correlate to a portfolio composed of small and mid cap equity securities. The Fund uses a multi-manager approach under the general supervision of SIMC allocating the assets among multiple Sub-Advisers that use different investment strategies to seek to achieve returns in excess of the performance of a broad U.S. small to mid cap benchmark. This allocation among investment strategies aims to diversify the sources from which Sub-Advisers seek to achieve excess returns (i.e., returns in excess of a benchmark index or "alpha"), and thereby diversify the relative risk of the Fund. While the Fund is expected to have an absolute return and risk profile similar to the broad U.S. small to mid cap equity market, returns may be derived in part from investing significant portions of the fund in securities outside of the small to mid cap market. The Fund seeks to exceed the total return of the Russell 2500 Index.

When investing directly in equity securities of small and mid cap companies, such securities may include common stocks, preferred stocks or warrants. Sub-Advisers investing directly in equity securities may employ various strategies to seek to achieve excess returns. For example, certain Sub-Advisers may employ a long-only strategy, while other Sub-Advisers may also employ short sales. Sub-Advisers that engage in short sales may only do so in an amount up to 30% (measured at the time of investment) of the value of the portion of the Fund managed by that Sub-Adviser. When a Sub-Adviser sells securities short, it may use the proceeds from the sale to purchase long positions in additional equity securities. Short strategies may be used for both hedging and non-hedging purposes. The Fund may also invest in exchange-traded funds ("ETFs") to gain exposure to certain segments of the market that are not necessarily based on the broad small to mid cap market.

Certain Sub-Advisers use portfolio strategies that are designed to correlate with a portfolio of small and mid cap equity securities, but which are composed of derivative instruments backed by other types of securities. These portfolio strategies are included in the Fund's principal investment strategy described above. The managers purchase derivatives, generally using only a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets in a portfolio may be invested in other types of securities. Therefore, a Sub-Adviser would seek to outperform a small to mid cap benchmark by purchasing derivatives correlated to a broad small to mid cap index, and investing the remaining assets in other types of securities to add excess return. This portion of the Fund's assets may be invested in a wide range of asset classes other than small and mid cap equities. Pursuant to a derivatives strategy, the Fund may invest in U.S. and foreign corporate and government fixed income securities of different types and maturities, including mortgage-backed or other asset-backed securities, securities rated below investment grade (junk bonds), and repurchase or reverse repurchase agreements.

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In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell securities for speculative purposes. The amount of the Fund's portfolio that may be allocated to derivative strategies is expected to vary over time.

For purposes of this Fund, a small to medium company is a company with a market capitalization in the range of companies in the Russell 2500 Index (between $13 million and $7,635 billion as of November 30, 2006).

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign securities, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk. If the counterparty defaults on its payment obligations to the Fund, the default will cause the value of your investment in the Fund to decrease.

For derivative strategies, the assets backing the derivatives will generally be entirely different from the Fund's primary investments (i.e., equity securities and derivatives based on the Fund's benchmark index). For example, the Sub-Advisers may use various fixed income securities, including high yield (junk bond) and foreign fixed income securities, currencies, derivatives and other equity securities in order to seek to enhance the Fund's returns over the returns of the Fund's benchmark. These strategies expose the Fund to the risk that its portfolio of derivatives may not properly track the performance of the Fund's benchmark index. They also expose the Fund to the risks of investing in asset classes that are different from the benchmark index (i.e., small cap equity securities), and the Fund would underperform its benchmark index to the extent that the Fund's investments in other asset classes decline in value.

Investing in issuers located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if

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interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the duration or interest rate sensitivity of these securities affects risk.

Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Short sales are transactions in which the Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security. The Fund's investment strategy of reinvesting proceeds received from selling securities short may effectively create leverage, which can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

The Fund is also subject to the risk that small to medium capitalization securities may underperform other segments of the equity markets or the equity markets as a whole. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

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Performance Information

As of December 14, 2006, the Fund had not commenced operations, and did not have a performance history.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class I Shares
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	0.87	%*
Total Annual Fund Operating Expenses	1.62	%**

* Other expenses are based on estimated amounts for the current fiscal year. Other expenses include interest and dividend expenses associated with securities sold short (Short Sale Expenses), which are estimated for the current fiscal year to be approximately 0.12%.

** The Fund's total actual annual fund operating expenses for the current fiscal year are expected to be less than the amount shown above because the Fund's adviser, the Fund's administrator and/or the Fund's distributor are voluntarily waiving a portion of their fees in order to keep total operating expenses (exclusive of Short Sale Expenses, interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Short Sale Expenses will cause the Fund's total operating expenses to exceed the specified level. The Fund's adviser, the Fund's administrator and/or the Fund's distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses are expected to be as follows:

Small/Mid Cap Diversified Alpha Fund — Class I Shares
Operating Expenses (Excluding Short Sale Expenses)	1.45%
Short Sale Expenses	0.12%*
Total Operating Expenses	1.57%

* This figure assumes that the Fund's Sub-Advisers with a 30% allocation engage in short sales in an amount up to 20% (measured at the time of investment) of the value of the portion of the Fund managed by the Sub-Advisers. If the Sub-Advisers with a 30% allocation were to engage in short sales up to 30% of the Fund's value, the Short Sale Expenses would equal 0.18%.

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years
Small/Mid Cap Diversified Alpha Fund — Class I Shares	$165	$511

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MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Fund's primary investment strategies. However, the Fund may also invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that the Sub-Advisers use under normal conditions. During unusual economic or market conditions or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with the Fund's objectives. The Fund will do so only if SIMC or the Sub-Advisers believe that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, there is no guarantee that the Fund will achieve its investment goal.

INVESTMENT ADVISER AND SUB-ADVISERS

SIMC acts as the manager of managers of the Fund, and is responsible for the investment performance of the Fund since it allocates the Fund's assets to one or more Sub-Advisers and recommends hiring or changing Sub-Advisers to the Board of Trustees.

Each Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. SIMC oversees the Sub-Advisers to ensure compliance with the Fund's investment policies and guidelines, and monitors each Sub-Adviser's adherence to its investment style. The Board of Trustees supervises SIMC and the Sub-Advisers; establishes policies that they must follow in their management activities; and oversees the hiring and termination of the Sub-Advisers recommended by SIMC. SIMC pays the Sub-Advisers out of the investment advisory fees it receives (described below).

SIMC, an SEC-registered adviser, located at One Freedom Valley Drive, Oaks, PA 19456, serves as the Adviser to the Fund. SIMC makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. As of October 31, 2006, SIMC had approximately $76 billion in assets under management. As of December 14, 2006, the Fund was not yet in operation. The Fund will pay SIMC advisory fees, a percentage of the Fund's net assets, at the following annual rates:

Small/Mid Cap Diversified Alpha Fund	0.75%

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Sub-Advisers and Portfolio Managers

Integrity Asset Management, LLC: Integrity Asset Management, LLC (Integrity), located at 401 West Main Street, Suite 2100, Louisville, Kentucky 40202, serves as a Sub-Adviser to the Small/Mid Cap Diversified Alpha Fund. A team of investment professionals manages the portion of the Small/Mid Cap Diversified Alpha Fund's assets allocated to Integrity. The team consists of Daniel G. Bandi, CFA, Daniel J. DeMonica, CFA, Adam I. Friedman, Joe A. Gilbert, CFA, J. Bryan Tinsley, CFA and William H. McNett, CFA. Each of the team members have been with Integrity for two years and is currently responsible for participating in security selection for the Small/Mid Cap Diversified Alpha Fund. Prior to joining Integrity, Mr. Brandi, Mr. DeMonica, Mr. Gilbert, Mr. Tinsley and Mr. Friedman were all employed by National City Investment Co. as a Managing Director, Portfolio Manager, Equity Analyst, Senior Equity Analyst, and Senior Portfolio Manager, respectively. Mr. McNett was a Principal at Turner Investments and worked in the Client Services department form 1999-2003

Los Angeles Capital Management and Equity Research, Inc.: Los Angeles Capital Management and Equity Research, Inc. (LA Capital), located at 11150 Santa Monica Blvd., Los Angeles, California 90025, serves as a Sub-Adviser to the Small/Mid Cap Diversified Alpha Fund. A team of investment professionals manages the portion of the Small/Mid Cap Diversified Alpha Fund's assets allocated to LA Capital. The team consists of Thomas D. Stevens, Hal W. Reynolds, David R. Borger, Stuart K. Matsuda and Christine M. Kugler. Mr. Stevens, a CFA and Principal, is the Chairman and Chief Compliance Officer of LA Capital. Mr. Reynolds, a CFA and Principal, is the Chief Investment Officer of LA Capital. Mr. Borger, a CFA and Principal, is the Director of Research for LA Capital. Mr. Matsuda, a CFA and Principal, is the Director of Trading for LA Capital. Ms. Kugler, a Principal, is the Director of Implementation for LA Capital. Prior to 2002, all members of the team were employed by Wilshire Asset Management (Wilshire). Mr. Stevens was a Senior Managing Director and Principal at Wilshire. Mr. Reynolds and Mr. Borger were Managing Directors and Principals at Wilshire, and Mr. Matsuda was a Vice President and Principal at Wilshire.

Martingale Asset Management, L.P.: Martingale Asset Management, L.P. (Martingale), located at 222 Berkeley Street, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small/Mid Cap Diversified Alpha Fund. The fund is managed by a team headed by William E. Jacques, CFA, whose role is to oversee research, valuation model and portfolio construction. Other members of the team include Samuel Nathans, CFA, and James Eysenbach, CFA, who are both responsible for portfolio construction. Mr. Jacques has been Martingale's Executive Vice President and Chief Investment Officer since 1987. Mr. Nathans has been a Senior Vice President and Senior Portfolio Manager since 1999. Mr. Eysenbach has been a Senior Vice President and Investment Portfolio Manager since 2004. From 1991 to 2001, Mr. Eysenbach was a Managing Director and Director of Quantitative Products at Scudder Investments.

PanAgora Asset Management Inc.: PanAgora Asset Management Inc. (PanAgora), located at 260 Franklin Street, 22nd Floor, Boston, MA 02110, serves as a Sub-Adviser to the Small/Mid Cap Diversified Alpha Fund. A team of investment professionals at PanAgora manages the portion of the Small/Mid Cap Diversified Alpha Fund's assets allocated to PanAgora. The team consists of Eric Sorensen, Ph.D., Ronald Hua, CFA, Kenneth Masse, CFA, and Sanjoy Ghosh, Ph.D. Mr. Sorensen, President and CEO, is responsible for the firm's business and investment activities. Mr. Hua, Director of Equity Investments, is responsible for the firm's dynamic equity strategies. Mr. Masse, Portfolio Manager, is responsible for portfolio construction, securities trading, and ongoing investment monitoring and research. Mr. Masse has been with PanAgora for 14 years. Mr. Ghosh, Portfolio Manager, is also responsible for the firm's dynamic equity strategies. Messrs. Sorensen, Hua and Ghosh all joined PanAgora from Putnam Investments in 2004. Mr. Sorensen had been with Putnam since 2000, where he was Chief Investment Officer of Structured Equity and Director of Quantitative Research.

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Mr. Hua had been with Putnam since 1999, where he contributed to quantitative research and analysis that supported all structured equity portfolios, including U.S. large cap and international strategies. Mr. Ghosh had been with Putnam since 2000, where he was a portfolio manager on the structured equity team.

Smith Breeden Associates, Inc.: Smith Breeden Associates, Inc. (Smith Breeden), located at 100 Europa Drive, Suite 200, Chapel Hill, North Carolina 27517, serves as a Sub-Adviser to the Small/Mid Cap Diversified Alpha Fund. A team of investment professionals, led by Tim Cunneen, CFA, a Senior Portfolio Manager, and Daniel Dektar, an Executive Vice President, manages the portion of the Small/Mid Cap Diversified Alpha Fund's assets allocated to Smith Breeden. Mr. Cunneen joined Smith Breeden in 1998 and has 13 years of investment experience. He has served as a Senior Portfolio Manager for the past 5 years. His primary focus is the management of short duration portfolios. He also analyzes potential investments and execution of such investments in the fixed-rate MBS market. Mr. Dektar joined Smith Breeden in 1986 and has 23 years of investment experience. He has been Smith Breeden's Chief Investment Officer for the past 5 years.

Wellington Management Company, LLP: Wellington Management Company, LLP ("Wellington Management"), located at 75 State Street, Boston, Massachusetts 02109, serves as a Sub-Adviser to the Small/Mid Cap Diversified Alpha Fund. Jamie A. Rome and James P. Hoffmann manage the portion of the Small/Mid Cap Diversified Alpha Fund's assets allocated to Wellington Management. Mr. Rome, Senior Vice President and Equity Portfolio Manager, serves as portfolio manager of the small cap portion of the Fund's assets allocated to Wellington Management. Mr. Rome joined Wellington Management as an investment professional in 1994 and has over 20 years of investment experience. Mr. Hoffmann, Senior Vice President and Global Industry Analyst, serves as the portfolio manager of the real estate portion of the Fund's assets allocated to Wellington Management. Mr. Hoffmann joined Wellington Management as an investment professional in 1997, and has over 20 years of investment experience.

The SAI provides additional information about the portfolio managers' compensation, other accounts they manage and ownership, if any, of securities in the Fund.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called redeem) and exchange Class I Shares of the Fund.

The Fund offers Class I Shares only to financial institutions and intermediaries for their own or their customers' accounts. For information on how to open an account and set up procedures for placing transactions, call 1-800-DIAL-SEI.

How to Purchase Fund Shares

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

Financial institutions and intermediaries may purchase Class I Shares by placing orders with the Fund's Transfer Agent (or its authorized agent). Institutions and intermediaries that use certain SEI proprietary systems may place orders electronically through those systems. Generally, cash investments must be transmitted or delivered in federal funds to the Fund's wire agent by the close of business on the day after the order is placed. However, in certain circumstances the Fund at its discretion may allow purchases to settle (i.e., receive payment) at a later date in accordance with the Fund's procedures and applicable law.

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The Fund reserves the right to refuse any purchase requests, particularly those that the Fund reasonably believes may not be in the best interest of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, is likely to engage in excessive trading (usually defined as four or more "round trips" in the Fund in any twelve-month period). For more information regarding the Fund's policy and procedures related to excessive trading, please see "Frequent Purchases and Redemptions of Fund Shares" below.

When you purchase, sell or exchange Fund shares through certain financial institutions (rather than directly from the Fund), you may have to transmit your purchase, sale and exchange requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Fund.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These requests are executed at the net asset value per share (NAV) next determined after the intermediary receives the request if transmitted to the Fund in accordance with the Fund's procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

If you deal directly with a financial institution or financial intermediary, you will have to follow the institution's or intermediary's procedures for transacting with the Fund. For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain broker-dealers or other financial intermediaries.

The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern time). So, for you to receive the current Business Day's NAV, generally the Fund (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

PRICING OF FUND SHARES

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price.

When valuing portfolio securities, the Fund value securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on NASDAQ) at the last quoted sale price on the primary exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Fund values securities traded on NASDAQ at the NASDAQ Official Closing Price.

Prices for most securities held by the Fund are provided daily by third-party independent pricing agents. SIMC or one of the Fund's Sub-Advisers, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service's prices will be reliable. SIMC or one of the Fund's Sub-Advisers, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Fund's administrator if it believes that a particular pricing service is no longer a reliable source of prices. The administrator, in turn, will notify the Fair Value Pricing Committee if it receives such notification from SIMC or a Fund's Sub-Advisers, as applicable, or if the administrator reasonably believes that a

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particular pricing service is no longer a reliable source for prices. The pricing services rely on a variety of information in making their determinations, particularly on prices of actual market transactions as well as on trader quotations. However, the services may also use a matrix system to determine valuations, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations.

The Fund's Pricing and Valuation Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees. However, when the change would not materially affect valuation of the Fund's net assets or involve a material departure in pricing methodology from that of the Fund's existing pricing agent or pricing methodology, Board approval may be obtained at the next regularly scheduled Board meeting.

Securities for which market prices are not "readily available" or may be unreliable are valued in accordance with Fair Value Procedures established by the Fund's Board of Trustees. The Fund's Fair Value Procedures are implemented through a Fair Value Committee (the Committee) designated by the Fund's Board of Trustees. The Committee is currently composed of two members of the Board of Trustees, as well as representatives from SIMC and its affiliates.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended, the security has been de-listed from a national exchange, the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider are: the facts giving rise to the need to fair value, the last trade price, the performance of the market or the issuer's industry, the liquidity of the security, the size of the holding in the Fund, or any other appropriate information.

The determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a Significant Event) has occurred between the time of the security's last close and the time that the Fund calculates NAV. The Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or one of the Fund's Sub-Advisers becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates NAV, it may request that a Committee meeting be called. In addition, the Fund's administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates NAV. If price

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movements in a monitored index or security exceed levels established by the administrator, the administrator notifies SIMC or one of the Fund's Sub-Advisers holding the relevant securities that such limits have been exceeded. In such event, SIMC or one of the Fund's Sub-Advisers makes the determination whether a Committee meeting should be called based on the information provided.

MINIMUM PURCHASES

To purchase Class I Shares for the first time, you must invest at least $100,000 in the Fund with minimum subsequent investments of at least $1,000. The Fund may accept investments of smaller amounts at its discretion.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

"Market timing" refers to a pattern of frequent purchases and sales of the Fund's shares, often with the intent of earning arbitrage profits. Market timing of the Funds could harm other shareholders in various ways, including by diluting the value of the shareholders' holdings, increasing Fund transaction costs, disrupting portfolio management strategy, causing a Fund to incur unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

The Fund is intended to be long-term investment vehicles and is not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). Accordingly, the Board of Trustees has adopted policies and procedures on behalf of the Fund to deter short-term trading. These policies and procedures do not apply with respect to money market funds. The Fund's transfer agent will monitor trades in an effort to detect short-term trading activities. If, as a result of this monitoring, the Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder's account.

A shareholder will be considered to be engaging in excessive short-term trading in the Fund in the following circumstances:

i.  if the shareholder conducts four or more "round trips" in the Fund (other than a money market fund) in any twelve-month period. A round trip involves the purchase of shares of the Fund and subsequent redemption of all or most of those shares. An exchange into and back out of the Fund in this manner is also considered a round trip.

ii.  if the Fund determines, in its sole discretion, that a shareholder's trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold.

The Fund, in its sole discretion, also reserves the right to reject any purchase request (including exchange requests) for any reason without notice.

Judgments with respect to implementation of the Fund's policies are made uniformly and in good faith in a manner that the Fund believes is consistent with the best long-term interests of shareholders. When applying the Fund's policy, the Fund may consider (to the extent reasonably available) an investor's trading history in all other SEI funds advised by SIMC, as well as trading in accounts under common ownership, influence or control, and any other information available to the Fund.

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The Fund's monitoring techniques are intended to identify and deter short-term trading in the Fund. However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Fund without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Fund's monitoring techniques. Operational or technical limitations may also limit the Fund's ability to identify short-term trading activity.

While it is the Fund's intention that intermediaries trading in Fund shares will assist the Fund in enforcing the Fund's policies, certain intermediaries may be unable or unwilling to effectively enforce the Fund's trading or exchange restrictions. The Fund will monitor trading activity coming from such intermediaries and take reasonable steps to seek cooperation from any intermediary through which the Fund believes short-term trading activity is taking place.

Certain of the SEI funds are sold to participant-directed employee benefit plans. The Fund's ability to monitor or restrict trading activity by individual participants in a plan may be constrained by regulatory restrictions or plan policies. In such circumstances, the Fund will take such action, which may include taking no action, as deemed appropriate in light of all the facts and circumstances.

The Fund may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

FOREIGN INVESTORS

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION AND ANTI-MONEY LAUNDERING PROGRAM

Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. Accounts for the Fund are generally opened through other financial institutions or financial intermediaries. When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you. This information is subject to verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

Your financial institution or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or financial intermediary is required to collect documents, which will be used solely to establish and verify your identity.

The Fund will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The Fund, however, reserves the right to close and/or liquidate your account at the then-current day's price if the financial institution or financial intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax consequences.

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Customer identification and verification is part of the Fund's overall obligation to deter money laundering under Federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

How to Sell Your Fund Shares

If you hold Class I Shares, you may sell your shares on any Business Day by following the procedures established when you opened your account or accounts. If you have questions, call 1-800-DIAL-SEI. If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your financial institution or intermediary may charge a fee for its services. The sale price of each share will be the next NAV determined after the Fund receives your request or after the Fund's authorized intermediary receives your request if transmitted to the Fund in accordance with the Fund's procedures and applicable law.

RECEIVING YOUR MONEY

Normally, the Fund will make payment on your sale on the Business Day following the day on which they receive your request, but it may take up to seven days. You may arrange for your proceeds to be wired to your bank account.

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares if the NYSE restricts trading, the Securities and Exchange Commission declares an emergency or for other reasons. More information about this is in the SAI.

How to Exchange Your Shares

You may exchange Class I Shares of the Fund for Class I Shares of any other SEI fund on any Business Day by contacting the Fund directly by mail or telephone. You may also exchange shares through your financial institution or intermediary by telephone. This exchange privilege may be changed or canceled at any time upon 60 days' notice. When you exchange shares, you are really selling your shares and buying

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other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Funds receive your exchange request.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. The Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. If the Fund follows these procedures, the Fund will not be responsible for any losses or costs incurred by following telephone instructions that the Fund reasonably believes to be genuine.

Distribution of Fund Shares

SEI Investments Distribution Co. (SIDCo.) is the distributor of the shares of the Fund. SIDCo. receives no compensation for distributing the Fund's shares.

The Fund is sold primarily through independent registered investment advisors, financial planners, bank trust departments and other financial advisors ("Financial Advisors") who provide their clients with advice and services in connection with their investments in the SEI Funds. Many Financial Advisors are also associated with broker-dealer firms. SIMC and its affiliates, at their expense, may pay compensation to these broker-dealers or other financial institutions for marketing, promotional or other services. These payments may be significant to these firms, and may create an incentive for the firm or its associated Financial Advisors to recommend or offer shares of the SEI Funds to its customers rather than other funds or investment products. These payments are made by SIMC and its affiliates out of their past profits or other available resources. SIMC and its affiliates may also provide other products and services to Financial Advisors. For additional information, please see the Funds' SAI. You also can ask your Financial Advisor about any payments it receives from SIMC and its affiliates, as well as about fees it charges.

For Class I Shares, shareholder servicing fees, as a percentage of average daily net assets, may be up to 0.25%.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Portfolio holdings information for the Fund is available on the Internet at the following address: http://www.seic.com/fund_holdings_home.asp (the Portfolio Holdings Website). Ten calendar days after each month end, a list of the top ten portfolio holdings in the Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Thirty calendar days after the end of each month, a list of all portfolio holdings in the Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the first business day of the fifth month after the date to which the data relates, at which time it will be permanently removed from the site.

Additional information regarding the Fund's policy and procedures on the disclosure of portfolio holdings information is available in the SAI.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Small/Mid Cap Diversified Alpha Fund declares its net investment income daily and distributes it monthly as a dividend to shareholders. The Fund makes distributions of capital gains, if any, at least annually.

You will receive dividends and distributions in the form of cash unless otherwise stated.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below the Fund has summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions, including net short-term capital gains and excluding qualified dividend income, are generally taxable at ordinary income tax rates. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income and certain holding period requirements and other requirements are satisfied by you and by the Fund. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have held your Fund shares. Long-term capital gains are currently taxable at the maximum rate of 15%. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different SEI fund is the same as a sale. Currently, any capital gain or loss realized upon a sale or exchange of Fund shares is generally treated as long-term gain or loss if the shares have been held for more than one year. Capital gain or loss realized upon a sale or exchange of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.

If you have a tax-advantaged retirement account, you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

More information about taxes is in the Fund's SAI.

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FINANCIAL HIGHLIGHTS

As of December 14, 2006, the Small/Mid Cap Diversified Alpha Fund had not commenced operations.

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Notes:

Notes:

Notes:

Notes:

More information about the Fund is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated December 14, 2006, includes more detailed information about the SEI Institutional Managed Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports list the Fund's holdings and contain information from the Fund's managers about strategies and market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:  Call 1-800-DIAL-SEI

By Mail:  Write to the Funds at:
1 Freedom Valley Drive
Oaks, PA 19456

By Internet:  http://www.seic.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about SEI Institutional Managed Trust, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

SEI Institutional Managed Trust's Investment Company Act registration number is 811-4878.

SEI-F-150 (12/06)

SEI Institutional Managed Trust

Prospectus as of December 14, 2006

Small/Mid Cap Diversified Alpha Fund

Class I

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SEI INSTITUTIONAL MANAGED TRUST

Administrator:

SEI Investments Global Funds Services

Distributor:

SEI Investments Distribution Co.

Adviser:

SEI Investments Management Corporation

Sub-Advisers:

Integrity Asset Management, LLC

Los Angeles Capital Management & Equity Research, Inc.

Martingale Asset Management, L.P.

PanAgora Asset Management Inc.

Smith Breeden Associates, Inc.

Wellington Management Company, LLP

This Statement of Additional Information is not a Prospectus. It is intended to provide additional information regarding the activities and operations of the SEI Institutional Managed Trust (the "Trust") and should be read in conjunction with the Trust's Prospectuses relating to the Class A and Class I shares of the Small/Mid Cap Diversified Alpha Fund dated December 14, 2006. Prospectuses may be obtained by writing the Trust's distributor, SEI Investments Distribution Co., at One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling 1-800-342-5734.

December 14, 2006

SEI-F-052 (12/06)

TABLE OF CONTENTS

THE TRUST	S-2

INVESTMENT OBJECTIVES AND POLICIES	S-2

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS	S-3

American Depositary Receipts	S-3

Asset-Backed Securities	S-4

Commercial Paper	S-4

Construction Loans	S-4

Equity Securities	S-5

Fixed Income Securities	S-6

Foreign Securities	S-8

Forward Foreign Currency Contracts	S-9

Futures and Options on Futures	S-11

Illiquid Securities	S-12

Interfund Lending and Borrowing Arrangements	S-12

Investment Companies	S-13

Loan Participations and Assignments	S-13

Money Market Securities	S-14

Mortgage-Backed Securities	S-14

Mortgage Dollar Rolls	S-16

Municipal Securities	S-16

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks	S-17

Options	S-17

Pay-In-Kind Bonds	S-19

Receipts	S-19

REITs	S-19

Repurchase Agreements	S-19

Restricted Securities	S-20

Reverse Repurchase Agreements and Sale-Buybacks	S-20

Securities Lending	S-20

Short Sales	S-21

Swaps, Caps, Floors, Collars and Swaptions	S-22

U.S. Government Securities	S-23

Variable and Floating Rate Instruments	S-24

When-Issued and Delayed Delivery Securities	S-24

Yankee Obligations	S-24

Zero Coupon Securities	S-25

INVESTMENT LIMITATIONS	S-25

THE ADMINISTRATOR AND TRANSFER AGENT	S-28

THE ADVISER AND SUB-ADVISERS	S-28

DISTRIBUTION AND SHAREHOLDER SERVICING	S-39

TRUSTEES AND OFFICERS OF THE TRUST	S-40

PROXY VOTING POLICIES AND PROCEDURES	S-44

PURCHASE AND REDEMPTION OF SHARES	S-45

TAXES	S-46

PORTFOLIO TRANSACTIONS	S-48

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	S-50

DESCRIPTION OF SHARES	S-50

LIMITATION OF TRUSTEES' LIABILITY	S-51

CODES OF ETHICS	S-51

VOTING	S-51

SHAREHOLDER LIABILITY	S-51

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	S-52

MASTER/FEEDER OPTION

CUSTODIAN	S-52

EXPERTS	S-52

LEGAL COUNSEL	S-52

DESCRIPTION OF RATINGS	A-1

December 14, 2006

THE TRUST

SEI Institutional Managed Trust (the "Trust") is an open-end management investment company that offers shares of diversified and non-diversified portfolios. The Trust was established as a Massachusetts business trust pursuant to a Declaration of Trust dated October 20, 1986. The Declaration of Trust permits the Trust to offer separate series ("portfolios") of units of beneficial interest ("shares") and separate classes of shares of such portfolios. Shareholders may purchase shares in certain portfolios through separate classes. Class A, Class I and Class Y shares may be offered which may provide for variations in transfer agent fees, shareholder servicing fees, administrative servicing fees, dividends and certain voting rights. Except for differences among the classes pertaining to shareholder servicing, administrative servicing, voting rights, dividends and transfer agent expenses, each share of each portfolio represents an equal proportionate interest in that portfolio with each other share of that portfolio.

This Statement of Additional Information relates to the Class A shares and Class I shares of the Small/Mid Cap Diversified Alpha Fund (the "Fund").

The investment adviser and investment sub-advisers to the Fund are referred to collectively as the "advisers."

INVESTMENT OBJECTIVES AND POLICIES

SMALL/MID CAP DIVERSIFIED ALPHA FUND—The investment objective of the Small/Mid Cap Diversified Alpha Fund is capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Small/Mid Cap Diversified Alpha Fund will invest at least 80% of its net assets in equity securities of small and medium companies or in portfolio strategies composed of derivative instruments correlated to small and mid cap equity securities and backed by other types of securities. For purposes of this Fund, a small to medium company is a company with a market capitalization in the range of companies in the Russell 2500 Index. The Fund seeks to exceed the return of the Russell 2500 Index.

When investing directly in equity securities of small and mid cap companies, such securities may include common stocks, preferred stocks or warrants. Sub-Advisers investing directly in equity securities may employ various strategies to seek to achieve excess returns. For example, certain Sub-Advisers may employ a long-only strategy, while other Sub-Advisers may also employ short sales. Sub-Advisers that engage in short sales may only do so in an amount up to 30% (measured at the time of investment) of the value of the portion of the Fund managed by that Sub-Adviser. When a Sub-Adviser sells securities short, it may use the proceeds from the sale to purchase long positions in additional equity securities. Short strategies may be used for both hedging and non-hedging purposes. The Fund may also invest in exchange-traded funds ("ETFs") to gain exposure to certain segments of the market that are not necessarily based on a small to mid cap index.

Certain Sub-Advisers use portfolio strategies that are designed to correlate with a portfolio of small to mid cap equity securities, but which are composed of derivative instruments backed by other types of securities. These portfolio strategies are included in the Fund's principal investment strategy described above. The Sub-Advisers purchase derivatives, generally using only a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets in a portfolio may be invested in other types of securities. Therefore, a Sub-Adviser would seek to outperform a small to mid cap benchmark by purchasing derivatives correlated to a broad small to mid cap index, and investing the remaining assets in other types of securities to add excess return. This portion of the Fund's assets may be invested in a wide range of asset classes other than small and mid cap equities. Pursuant to a derivatives strategy, the Fund may invest in U.S. and foreign corporate and government fixed income securities of different types and maturities, including mortgage-backed or other asset-backed securities, securities rated below investment grade (junk bonds), and repurchase or reverse repurchase agreements. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell securities for speculative purposes. The amount of the Fund's portfolio that may be allocated to derivative strategies is expected to vary over time.

In addition, the Fund may invest in securities and use investment strategies and techniques included in the section entitled "Description of Permitted Investments and Risk Factors."

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

There can be no assurance that the Fund will achieve its investment objectives.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following are descriptions of the permitted investments and investment practices discussed in the Fund's "Investment Objectives and Policies" section and the associated risk factors. The Fund may purchase any of these instruments and/or engage in any of these investment practices if, in the opinion of the Fund's investment adviser, such investment will be advantageous to the Fund. The Fund is free to reduce or eliminate its activity in any of these areas. The Fund's advisers will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with and permitted by the Fund's stated investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to the Fund will result in the achievement of the Fund's objectives.

AMERICAN DEPOSITARY RECEIPTS—American Depositary Receipts ("ADRs"), as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depositary banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request.

ASSET-BACKED SECURITIES—Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Other asset-backed securities may be created in the future. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Asset-backed securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing debt obligations. Asset-backed securities may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts, and for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

Collateralized Debt Obligations—Collateralized debt obligations ("CDOs") are securitized interests in pools of non-mortgage assets. Such assets usually comprise loans or debt instruments. A CDO may be called a collateralized loan obligation (CLO) if it holds only loans. Multiple levels of securities are issued by the CDO, offering various maturity and credit risk characteristics which are characterized according to their degree of credit risk. Purchasers in CMOs are credited with their portion of the scheduled payments of interest and principal on the underlying assets plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CMOs in the longer maturity series are less likely than other asset pass-throughs to be prepaid prior to their stated maturity.

Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder. There may be a limited secondary market for such securities.

COMMERCIAL PAPER—Commercial paper is the term used to designate unsecured, short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days up to 270 days.

CONSTRUCTION LOANS—In general, construction loans are mortgages on multifamily homes that are insured by the Federal Housing Administration ("FHA") under various federal programs of the National Housing Act of 1934 and its amendments. Several FHA programs have evolved to ensure the construction financing and permanent mortgage financing on multifamily residences, nursing homes, elderly residential facilities, and health care units. Project loans typically trade in two forms: either as FHA-insured or Government National Mortgage Association ("GNMA") insured pass-through securities. In this case, a qualified issuer issues the pass-through securities while holding the underlying mortgage loans as collateral. Regardless of form, all projects are government-guaranteed by the U.S. Department of Housing and Urban Development ("HUD") through the FHA insurance fund. The credit backing of all FHA and GNMA projects derives from the FHA insurance fund, so projects issued in either form enjoy the full faith and credit backing of the U.S. Government.

Most project pools consist of one large mortgage loan rather than numerous smaller mortgages, as is typically the case with agency single-family mortgage securities. As such, prepayments on projects are driven by the incentives most mortgagors have to refinance, and are very project-specific in nature. However, to qualify for certain government programs, many project securities contain specific prepayment restrictions and penalties.

Under multifamily insurance programs, the government insures the construction financing of projects as well as the permanent mortgage financing on the completed structures. This is unlike the single-family mortgage market, in which the government only insures mortgages on completed homes. Investors purchase new projects by committing to fund construction costs on a monthly basis until the project is built. Upon project completion, an investor's construction loan commitments are converted into a proportionate share of the final permanent project mortgage loan. The construction financing portion of a project trades in the secondary market as an insured Construction Loan Certificate ("CLC"). When the project is completed, the investor exchanges all the monthly CLCs for an insured Permanent Loan Certificate ("PLC"). The PLC is an insured pass-through security backed by the final mortgage on the completed property. As such, PLCs typically have a thirty-five to forty year maturity, depending on the type of final project. There are vastly more PLCs than CLCs in the market, owing to the long economic lives of the project structures. While neither CLCs or PLCs are as liquid as agency single-family mortgage securities, both are traded on the secondary market and would generally not be considered illiquid. The benefit to owning these securities is a relatively high yield combined with significant prepayment protection, which generally makes these types of securities more attractive when prepayments are expected to be high in the mortgage market. CLCs typically offer a higher yield due to the fact that they are somewhat more administratively burdensome to account for.

EQUITY SECURITIES—Equity securities represent ownership interests in a company and include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks, which may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. The Fund may purchase and sell equity securities in various ways, including securities listed on recognized foreign exchanges, traded in the United States on registered exchanges or in the over-the-counter market. Equity securities are described in more detail below:

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. The Fund may purchase preferred stock of all ratings, as well as unrated stock.

Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities. The Fund may purchase convertible securities of all ratings, as well as unrated securities.

Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

FIXED INCOME SECURITIES—Fixed income securities consist primarily of debt obligations issued by governments, corporations, municipalities and other borrowers but may also include structured securities that provide for participation interests in debt obligations. The market value of the fixed income securities in which the Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect the Fund's net asset value.

Securities held by the Fund that are guaranteed by the U.S. Government, its agencies or instrumentalities guarantee only the payment of principal and interest, and do not guarantee the securities' yield or value or the yield or value of the Fund's shares.

There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates.

Additional information regarding fixed income securities is described below:

Duration. Duration is a measure of the expected change in value of a fixed income security for a given change in interest rates. For example, if interest rates changed by one percent, the value of a security having an effective duration of two years generally would vary by two percent. Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

Investment Grade Fixed Income Securities. Fixed income securities are considered investment grade if they are rated in one of the four highest rating categories by an NRSRO, or, if not rated, are determined to be of comparable quality by the Fund's adviser. See "Appendix A—Description of Ratings" for a description of the bond rating categories of several NRSROs. Ratings of each NRSRO represent its opinion of the safety of principal and interest payments (and not the market risk) of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Fixed income securities rated BBB- or Baa3 lack outstanding investment characteristics, and have speculative characteristics as well. Securities rated Baa3 by Moody's or BBB—by S&P or higher are considered by those rating agencies to be "investment grade" securities, although Moody's considers securities rated in the Baa category to have speculative characteristics. While issuers of bonds rated BBB by S&P are considered to have adequate capacity to meet their financial commitments, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal for debt in this category than debt in higher rated categories. In the event a security owned by the Fund is downgraded below investment grade, SIMC or the Fund's Sub-Adviser, as applicable, will review the situation and take appropriate action with regard to the security, including the actions discussed below.

Lower Rated Securities. Lower-rated bonds are commonly referred to as "junk bonds" or high-yield/high-risk securities. Lower rated securities are defined as securities rated below the fourth highest rating category by an NRSRO. Such obligations are speculative and may be in default.

Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities. As a result, the Fund's adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were highly liquid. Furthermore the Fund may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the

Fund's net asset value. Prices for high yield securities may also be affected by legislative and regulatory developments.

Lower rated or unrated fixed income obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.

The SIMT High Yield Bond may invest in securities rated as low as "C" by Moody's or "D" by S&P, and may invest in unrated securities that are of comparable quality as "junk bonds" subject in the restrictions described in its prospectus.

Sensitivity to Interest Rate and Economic Changes. Lower rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and the Fund's net asset value.

Payment Expectations. High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value may decrease in a rising interest rate market, as will the value of the Fund's assets. If the Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund's rate of return.

Liquidity and Valuation. There may be little trading in the secondary market for particular bonds, which may affect adversely the Fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the value and liquidity of high-yield, high-risk bonds, especially in a thin market.

Taxes. The Fund may purchase debt securities (such as zero coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accretes in a taxable year is treated as earned by the Fund and therefore is subject to the distribution requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

FOREIGN SECURITIES—Foreign securities are issued by non-U.S. investors. Investments in foreign securities may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in the exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange or currency control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. Such investments may also entail higher custodial fees and sales commissions than domestic investments.

The Fund's investments in emerging markets can be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to an emerging country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

In addition to the risks of investing in emerging market country debt securities, the Fund's investment in government or government-related securities of emerging market countries and restructured debt instruments in emerging markets are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. The Fund may have limited recourse in the event of default on such debt instruments.

FORWARD FOREIGN CURRENCY CONTRACTS—A forward foreign currency contract involves a negotiated obligation to purchase or sell (with delivery generally required) a specific currency amount at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

The Fund may use currency instruments to engage in the following types of currency transactions:

Transaction Hedging. Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. The Fund may enter into Transaction Hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging. The Fund may sell a non-U.S. currency and purchase U.S. currency to reduce exposure to the non-U.S. currency ("Position Hedging"). The Fund may use Position Hedging when an adviser reasonably believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. The Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

Cross Hedges. The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

Proxy Hedges. The Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies.

The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described above.

The Fund may engage in non-deliverable forward transactions. A non-deliverable forward is a transaction that represents an agreement between the Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. The non-deliverable forward transaction position is closed using a fixing rate, as defined by the central bank in the country of the currency being traded, that is generally publicly stated within one or two days prior to the settlement date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

The Fund may invest in options on foreign currencies and futures. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. An option on a currency provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, a stated quantity of the underlying currency at a fixed exchange rate up to a stated expiration date (or, in the case of certain options, on such date). The holder generally pays a nonrefundable fee for the option, referred to as the "premium," but cannot lose more than this amount, plus related transaction costs. Thus, where the Fund is a holder of option contracts, such losses will be limited in absolute amount. In contrast to a forward contract, an option imposes a binding obligation only on the seller, or "writer." If the holder exercises the option, the writer is obligated to complete the transaction in the underlying currency. An option generally becomes worthless to the holder when it expires. In addition, in the context of an exchange-traded option, the writer is often required to deposit initial margin and may be required to increase the margin on deposit if the market moves against the writer's position. Options on currencies may be purchased in the OTC market between commercial entities dealing directly with each other as principals. In purchasing an OTC currency option, the holder is subject to the risk of default by the writer and, for this reason, purchasers of options on currencies may require writers to post collateral or other forms of performance assurance.

Risks. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will "cover" its position as required by the 1940 Act.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

The Small/Mid Cap Diversified Alpha Fund may take long and short positions in foreign currencies in excess of the value of the Funds' assets denominated in a particular currency or when the Funds do not own assets denominated in that currency. If the Small/Mid Cap Diversified Alpha Fund enters into currency transactions when it does not own assets denominated in that currency, the Fund's volatility may increase and losses on such transactions will not be offset by increases in the value of the Fund's assets.

FUTURES AND OPTIONS ON FUTURES—Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges regulated by the Commodities Futures Trading Commission ("CFTC"). Consistent with CFTC regulations, the Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under the Commodity Exchange Act. The Fund may use futures contracts and related options for either hedging purposes or risk management purposes, as permitted by its stated investment policies. The Core Fixed Income Fund may use futures contracts and related options for either hedging purposes or risk management purposes as well as to enhance the Fund's returns, as permitted by its stated investment policies. Instances in which the Fund may use futures contracts and related options for risk management purposes include: attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes.

When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position as required by the 1940 Act. The Fund may also "cover" its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also "cover" its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may "cover" its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Fund may also "cover" its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also "cover" its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may "cover" its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also "cover" its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Fund's use of futures contracts and options on futures, including the following: (1) the success of a hedging strategy may depend on the adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund's exposure to price fluctuations, while others tend to increase its market exposure.

ILLIQUID SECURITIES—Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, the Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Trust's Board of Trustees, the advisers determine the liquidity of the Fund's investments. In determining the liquidity of the Fund's investments, an adviser may consider various factors, including: (1) the frequency and volume of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

INTERFUND LENDING AND BORROWING ARRANGEMENTS—The SEC has granted an exemption that permits the Fund to participate in an interfund lending program (the "Program") with all other funds advised by SIMC ("SEI Funds"). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements ("Repo Rate"), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings ("Bank Loan Rate"). The Bank Loan Rate will be determined using a formula, which has been approved by the SEI Funds' Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

All interfund loans and borrowings must comply with the conditions set forth in the exemption, which are designed to ensure fair and equitable treatment of all participating funds. The Fund's participation in the

Program must be consistent with its investment policies and limitations, and is subject to certain percentage limitations. SIMC administers the Program according to procedures approved by the SEI Funds' Board of Trustees. In addition, the Program is subject to oversight and periodic review by the Board of Trustees.

INVESTMENT COMPANIES—Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies, and real estate investment trusts, represent interests in professionally managed portfolios that may invest in various types of instruments. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.

Federal securities laws limit the extent to which the Fund can invest in securities of other investment companies. Generally, the Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. The Trust and SEI Investments Management Corporation have obtained an order from the SEC that permits the Fund to invest their uninvested cash and cash collateral from securities lending activities in one or more affiliated investment companies, which comply with Rule 2a-7 under the 1940 Act, in excess of the limits of Section 12 of the 1940 Act. The Fund may invest in investment companies managed by an adviser to the extent permitted by any rule or regulation of the SEC or any order or interpretation thereunder.

The Fund is prohibited from acquiring any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act.

Exchange-Traded Funds. Exchange-traded Funds ("ETFs") are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. An "index-based ETF" seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

LOAN PARTICIPATIONS AND ASSIGNMENTS—Loan participations are interests in loans to corporations or governments which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank, financial institution or syndicate member ("intermediary bank"). In a loan participation, the borrower will be deemed to be the issuer of the participation interest, except to the extent the Fund derives its rights from the intermediary bank. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks generally associated with the underlying borrower. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of such borrower. Under the terms of a loan participation, the Fund may be regarded as a creditor of the intermediary bank, (rather than of the underlying borrower), so that the Fund may also be subject to the risk that the intermediary bank may become insolvent.

Loan assignments are investments in assignments of all or a portion of certain loans from third parties. When the Fund purchases assignments from lenders, it will acquire direct rights against the borrower on the loan. Since assignments are arranged through private negotiations between potential assignees and assignors, however, the rights and obligations acquired by the Fund may differ from, and be more limited than, those held by the assigning lender. Loan participations and assignments may be considered liquid, as determined by the Fund's advisers based on criteria approved by the Board of Trustees.

MONEY MARKET SECURITIES—Money market securities include short-term U.S. Government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by an NRSRO, such as Standard & Poor's or Moody's, or determined by an adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. For a description of ratings, see the Appendix to this SAI.

MORTGAGE-BACKED SECURITIES—Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed-rate mortgages, graduated payment mortgages, adjustable rate mortgages and floating mortgages.

Mortgage-backed securities are described in more detail below:

Government Pass-Through Securities. These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, Fannie Mae and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). GNMA, Fannie Mae and Freddie Mac each guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also guarantee timely distributions of scheduled principal. In the past, Freddie Mac has only guaranteed the ultimate collection of principal of the underlying mortgage loan; however, Freddie Mac now issues mortgage-backed securities ("FHLMC Gold PCS") which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors.

Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of U.S. Government securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Private Pass-Through Securities. Private pass-through securities are mortgage-backed securities issued by a non-governmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities generally lack a guarantee by an entity having the credit status of a governmental agency or instrumentality. The two principal types of private mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

Commercial Mortgage-Backed Securities ("CMBS"). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan of sale of the property.

CMOs. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). CMOs are rated in one of the two highest categories by S&P or Moody's. Many CMOs are issued with a number of classes or series which have different expected maturities. Investors purchasing such CMOs are credited with their portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by interests in real property. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or Freddie Mac represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, Freddie Mac or GNMA-guaranteed mortgage pass-through certificates. For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Government.

Parallel Pay Securities; PAC Bonds. Parallel pay CMOs and REMICS are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Adjustable Rate Mortgage Securities ("ARMS"). ARMS are a form of pass-through security representing interests in pools of mortgage loans whose interest rates are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the value of ARMS, like other debt securities, generally varies inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the value of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interests rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are securities that are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Estimated Average Life. Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

MORTGAGE DOLLAR ROLLS—Mortgage "dollar rolls" or "covered rolls," are transactions in which the Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase typically in 30 or 60 days, substantially similar, but not identical, securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on such securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. At the end of the roll commitment period, the Fund may or may not take delivery of the securities it has contracted to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. A "covered roll" is a specific type of mortgage dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the mortgage dollar roll transaction. As used herein the term "mortgage dollar roll" refers to mortgage dollar rolls that are not "covered rolls." If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid senior security concerns, the Fund will "cover" any mortgage dollar roll as required by the 1940 Act.

MUNICIPAL SECURITIES—Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. Additional information regarding municipal securities is described below:

Municipal Bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, tolls from a toll bridge, for example. Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. The Fund may purchase private activity or industrial development bonds if, in the opinion of counsel for the issuers, the interest paid is exempt from Federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or -operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities, as well as certain other categories. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Moral obligation bonds are normally issued by special purpose authorities. Moral obligation bonds are not backed by the full faith and credit of the state, but are generally backed by the agreement of the issuing authority to request appropriations from the state legislative body.

Municipal Leases. Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities ("municipal lease obligations"). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation may be backed by the municipality's covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations are a relatively new form of financing, and the market for such obligations is still developing. Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board of Trustees, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation. Information regarding illiquid securities is provided under the section "Illiquid Securities."

Municipal Notes. Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, tax and revenue anticipation notes, certificates of indebtedness, demand notes, and construction loan notes. The maturities of the instruments at the time of issue will generally range from three months to one year.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS—Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

Bankers' Acceptances. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid. Additional information about illiquid securities is provided under the section "Illiquid Securities."

Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities. Additional information about illiquid securities is provided under the section "Illiquid Securities."

OPTIONS—The Fund may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by the Fund will be "covered" as required by the 1940 Act.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. All options written on indices or securities must be "covered" as required by the 1940 Act.

The Fund may trade put and call options on securities, securities indices and currencies, as the advisers, as applicable, determine is appropriate in seeking the Fund's investment objective, and except as restricted by the Fund's investment limitations as set forth below. See "Investment Limitations."

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, the Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities for any lawful purpose, including to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund purchasing put and call options pays a premium for such options. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

The Fund may write (i.e., sell) "covered" call options on securities for any lawful purpose, including as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Fund writes an option, if the underlying securities do not increase or decrease, as applicable, to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks. Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

PAY-IN-KIND BONDS—Pay-in-kind bonds are securities which, at the issuer's option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

RECEIPTS—Receipts are interests in separately traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs"), "Liquid Yield Option Notes" ("LYONs") and "Certificates of Accrual on Treasury Securities" ("CATS"). LYONs, TIGRs and CATS are interests in private proprietary accounts while TRs and Separately Traded Registered Interest and Principal Securities ("STRIPS") (see "U.S. Treasury Obligations") are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. For tax purposes, original issue discount that accretes in a taxable year is treated as earned by the Fund and therefore is subject to distribution requirements applicable to regulated investment companies under Subchapter M of the Code. Because of these features, such securities may be subject to greater interest rate volatility than interest paying fixed income securities.

REAL ESTATE INVESTMENT TRUSTS—Real estate Investment trusts ("REITs") are trusts that invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with certain requirements under the Code relating to its organization, ownership, assets and income, as well as with a requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through the Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

The Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

REPURCHASE AGREEMENTS—A repurchase agreement is an agreement in which one party sells securities to another party in return for cash, with an agreement to repurchase equivalent securities at an agreed price and on an agreed future date. The Fund may enter into repurchase agreements with financial institutions. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions deemed creditworthy by an adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement. The advisers monitor compliance with this requirement, as well as the ongoing financial condition and credit-worthiness of the counter party. Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The investments of each of the Fund in repurchase agreements, at times, may be substantial when, in the view of an adviser, liquidity or other considerations so warrant.

RESTRICTED SECURITIES—Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), or an exemption from registration. Permitted investments for the Fund include restricted securities. Restricted securities, including securities eligible for re-sale under Rule 144A of the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by an adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the particular adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, each adviser intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act and Section 4(2) commercial paper issued in reliance on an exemption from registration under Section 4(2) of the 1933 Act.

REVERSE REPURCHASE AGREEMENTS AND SALE-BUYBACKS—Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by the Fund. At the time the Fund enters into a reverse repurchase agreement, it will earmark or place in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by the Fund may increase the Fund's volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

In a sale-buyback transaction, the Fund sells an underlying security for settlement at a later date. A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security. The Fund's obligations under a sale-buyback typically would be offset by earmarking or placing in a segregated account cash or liquid securities having a value equal to the amount of the Fund's forward commitment to repurchase the underlying security.

SECURITIES LENDING—The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral of 102% and 105% of the market value of borrowed securities for domestic and foreign issuers, respectively. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SHORT SALES—Short sales may be used by the Fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. The Fund may engage in short sales that are either "against the box" or "uncovered." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short. Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale may be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short, and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise "cover" the Fund's short position as required by the 1940 Act.

The Fund may engage in short sales in an amount up to 20% of the Fund's value (measured at the time of investment) in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When the Fund sells securities short, it may use the proceeds from the sales to purchase long positions in additional equity securities that it believes will outperform the market or their peers. This strategy may effectively result in the Fund having leveraged investment portfolios, which results in greater potential for loss. Leverage can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so or in order to satisfy its obligations.

SWAPS, CAPS, FLOORS, COLLARS AND SWAPTIONS—Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the "underlying") and a predetermined amount (referred to as the "notional amount"). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party's obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate, such as LIBOR or the prime rate. In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

The Fund may engage in simple or more complex swap transactions involving a wide variety of underlyings for various reasons. For example, the Fund may enter into a swap to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; to hedge an existing position; to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or for various other reasons.

The Fund may enter into credit default swaps, as a buyer or a seller. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller must pay the buyer the full notional value ("par value") of the underlying in exchange for the underlying. If the Fund is a buyer and no event of default occurs, the Fund will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Fund, as buyer, will receive the full notional value of the underlying that may have little or no value following default. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by the Fund, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve different risks than if the Fund invests in the underlying directly.

Caps, floors, collars and swaptions are privately-negotiated option-based derivative products. Like a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. Like swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and, like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged. A collar is a combination product in which one party buys a cap from and sells a floor to another party. Swaptions give the holder the right to enter into a swap. The Fund may use one or more of these derivative products in addition to or in lieu of a swap involving a similar rate or index.

Under current market practice, swaps, caps, collars and floors between the same two parties are generally documented under a "master agreement." In some cases, options and forwards between the parties may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted, and only a single payment would be made.

Generally, the Fund would calculate the obligations of the swap agreements' counterparties on a "net basis." Consequently, the Fund's current obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty to the swap agreement (the "net amount"). The Fund's current obligation under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered as required by the 1940 Act. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under the existing agreements with that party would exceed 5% of the Fund's total assets.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap agreements. As a result, the use of swaps has become more prevalent in comparison with the markets for other similar instruments that are also traded in over-the-counter markets.

Swaps and other derivatives involve risks. One significant risk in a swap, cap, floor, collar or swaption is the volatility of the specific interest rate, currency or other underlying that determines the amount of payments due to and from the Fund. This is true whether these derivative products are used to create additional risk exposure for the Fund or to hedge, or manage, existing risk exposure. If under a swap, cap, floor, collar or swaption agreement the Fund is obligated to make a payment to the counterparty, the Fund must be prepared to make the payment when due. The Fund could suffer losses with respect to such an agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions. Further, the risks of caps, floors and collars, like put and call options, may be unlimited for the seller if the cap or floor is not hedged or covered, but is limited for the buyer.

Because under swap, cap, floor, collar and swaption agreements a counterparty may be obligated to make payments to the Fund, these derivative products are subject to risks related to the counterparty's creditworthiness. If a counterparty defaults, the Fund's risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement (this may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other). Upon default by a counterparty, however, the Fund may have contractual remedies under the swap agreement.

The Fund will enter into swaps only with counterparties that an adviser believes to be creditworthy. In addition, the Fund will earmark or segregate cash or liquid securities in an amount equal to any liability amount owned under a swap, cap, floor, collar or swaption agreement, or will otherwise "cover" its position as required by the 1940 Act.

U.S. GOVERNMENT SECURITIES—Examples of types of U.S. Government obligations in which the Fund may invest include U.S. Treasury obligations and the obligations of U.S. Government agencies or U.S. Government sponsored entities such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, GNMA, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government securities are not guaranteed against price movements due to fluctuating interest rates.

U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as STRIPS and TRs.

U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury (e.g., obligations of GNMA), others are supported by the right of the issuer to borrow from the Treasury (e.g., obligations of Federal Home Loan Banks), while still others are supported only by the credit of the instrumentality (e.g., obligations of Fannie Mae). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

VARIABLE AND FLOATING RATE INSTRUMENTS—Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES—When-issued and delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although the Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems it appropriate. When the Fund purchases when-issued or delayed delivery securities, it will "cover" its position as required by the 1940 Act.

YANKEE OBLIGATIONS—Yankee obligations ("Yankees") are U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue securities under Rule 144A of the 1933 Act. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

The Yankee obligations selected for the Fund will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

ZERO COUPON SECURITIES—Zero coupon securities are securities that are sold at a discount to par value and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Because the Fund will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. Pay-in-kind securities pay interest in either cash or additional securities, at the issuer's option, for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

To avoid any leveraging concerns, the Fund will "cover" its position as required by the 1940 Act. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. STRIPS and receipts (TRs, TIGRs, LYONs and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

Corporate zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value; or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance, and may also make interest payments in kind (e.g., with identical zero coupon securities). Such corporate zero coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation. The Fund must accrete the discount or interest on high-yield bonds structured as zero coupon securities as income even though it does not receive a corresponding cash interest payment until the security's maturity or payment date. For tax purposes, original issue discount that accretes in a taxable year is treated as earned by the Fund and therefore is subject to the distribution requirements applicable to the regulated investment companies under Subchapter M of the Code. The Fund may have to dispose of its securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing cash to satisfy distribution requirements. The Fund accrues income with respect to the securities prior to the receipt of cash payments.

INVESTMENT LIMITATIONS

The following are fundamental and non-fundamental policies of the Fund. The following percentage limitations (except for the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security.

Fundamental Policies

The following investment limitations are fundamental policies of Small/Mid Cap Diversified Alpha Fund and may not be changed without approval of a majority of Fund shareholders.

The Fund may not:

  1.  Purchase securities of an issuer if it would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  2.  Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  3.  Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  4.  Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  5.  Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  6.  Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Fundamental Policies

The following limitations are non-fundamental policies of Small/Mid Cap Diversified Alpha Fund and may be changed by the Trust's Board of Trustees without a vote of shareholders.

The Fund may not:

  1.  Pledge, mortgage or hypothecate assets except to secure permitted borrowings or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the asset segregation requirements imposed by Section 18 of the 1940 Act, or any rule or SEC staff interpretation thereunder.

  2.  Invest in companies for the purpose of exercising control.

  3.  Invest its assets in securities of any investment company, except as permitted by the 1940 Act or an order of exemption therefrom.

  4.  Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

  5.  With respect to 75% of its assets: (i) purchase the securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

  6.  Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  7.  Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. To the extent that its borrowings exceed 5% of its assets: (i) all borrowings will be repaid before a Fund makes additional investments and any interest paid on such borrowings will reduce income; and (ii) asset coverage of at least 300% is required.

  8.  Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

  9.  Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

  10.  Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

  11.  With respect to the Small/Mid Cap Diversified Alpha Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of small and medium companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

The following descriptions of the 1940 Act may assist shareholders in understanding the above policies and restrictions.

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

Concentration. The SEC has presently defined concentration as investing 25% or more of an investment company's net assets in an industry or group of industries, with certain exceptions.

With respect to the Small/Mid Cap Diversified Alpha Fund, for purposes of the industry concentration limitation specified in the SAI: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational agencies will be deemed to be issuers conducting their principal business activities in the same industry; and (iv) governmental issuers within a particular country will be deemed to be conducting their principal business activities in that same industry.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund's non-fundamental investment policy on lending is set forth above.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Real Estate. The 1940 Act does not directly restrict a fund's ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. The Fund has adopted a fundamental policy that would permit direct investment in real estate. However, the Fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of the Fund's Board of Trustees.

THE ADMINISTRATOR AND TRANSFER AGENT

General. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Administrator also serves as the transfer agent for the Fund. SIMC, a wholly-owned subsidiary of SEI Investments Company ("SEI"), is the owner of all beneficial interest in the Administrator and transfer agent. SEI and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration and transfer agency agreement ("the Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative and transfer agency services or employs certain other parties, including its affiliates, who provide such services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Administration Agreement shall remain effective for the initial term of the Agreement and each renewal term thereof unless earlier terminated: (a) by a vote of a majority of the Trustees of the Trust on not less than 60 days' written notice to the Administrator; or (b) by the Administrator on not less than 90 days' written notice to the Trust.

If operating expenses of the Fund exceed applicable limitations, the Administrator will pay such excess. The Administrator will not be required to bear expenses of the Fund to an extent which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Code. The term "expenses" is defined in such laws or regulations, and generally excludes brokerage commissions, distribution expenses, taxes, interest and extraordinary expenses.

THE ADVISER AND SUB-ADVISERS

General. SIMC is a wholly-owned subsidiary of SEI (NASDAQ: SEIC), a leading global provider of outsourced asset management, investment processing and investment operations solutions. The principal business address of SIMC and SEI is One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI was founded in 1968, and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. SIMC and its affiliates currently serve as adviser to more than 8 investment companies, including more than 72 funds. SIMC had approximately $76 billion in assets under management as of October 31, 2006.

Manager of Managers Structure. SIMC is the investment adviser for the Fund, and operates as a "manager of managers." SIMC and the Trust have obtained an exemptive order from the SEC that permits SIMC, with the approval of the Trust's Board of Trustees, to retain unaffiliated investment sub-advisers for the Fund without submitting the sub-advisory agreement to a vote of the Fund's shareholders. Among other things, the exemptive relief permits the non-disclosure of amounts payable by SIMC under such sub-advisory agreements. The Trust will notify shareholders in the event of any change in the identity of the sub-advisers.

Subject to Board review, SIMC allocates and, when appropriate, reallocates the Fund's assets among Sub-Advisers, monitors and evaluates sub-adviser performance, and oversees Sub-Adviser compliance with the Fund's investment objectives, policies and restrictions. These sub-advisers are selected based primarily upon the research and recommendation of SIMC, which evaluates quantitatively and qualitatively a sub-adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies. SIMC has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee Sub-Advisers and recommend their hiring, termination and replacement.

Advisory and Sub-Advisory Agreements. The Trust and SIMC have entered into an investment advisory agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the Fund and may manage the cash portion of the Fund's assets. Pursuant to separate sub-advisory agreements (the "Sub-Advisory Agreements" and, together with the Advisory Agreement, the "Investment Advisory Agreements") with SIMC, and under the supervision of SIMC and the Board of Trustees, one or more Sub-Advisers are responsible for the day-to-day investment management of all or a distinct portion of the assets of the Fund. The Sub-Advisers are also responsible for managing their employees who provide services to the Fund.

The Advisory Agreement and certain of the Sub-Advisory Agreements provide that SIMC (or any sub-adviser) shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder. In addition, certain of the Sub-Advisory Agreements provide that a sub-adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

The continuance of each Investment Advisory Agreement must be specifically approved at least annually: (i) by the vote of a majority of the outstanding shares of that Fund or by the Trustees; and (ii) by the vote of a majority of the Trustees who are not parties to such Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to SIMC or a Sub-Adviser, as applicable, or by SIMC or a Sub-Adviser, as applicable, on 90 days' written notice to the Trust.

Advisory and Sub-Advisory Fees. For these advisory services, SIMC is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates (shown as a percentage of the average daily net assets of the Fund):

Small/Mid Cap Diversified Alpha Fund	0.75%

SIMC pays the Sub-Advisers a fee out of its advisory fee which is based on a percentage of the average monthly market value of the assets managed by each Sub-Advisor.

The Sub-Advisers

INTEGRITY ASSET MANAGEMENT, LLC—Integrity Asset Management, LLC ("Integrity") serves as a Sub-Adviser to a portion of the assets of the Small/Mid Cap Diversified Alpha Fund. Integrity was founded in 2003 and is wholly-owned by its employees.

LOS ANGELES CAPITAL MANAGEMENT AND RESEARCH, INC.—Los Angeles Capital Management and Equity Research, Inc. ("LA Capital") serves as a Sub-Adviser to a portion of the assets of the Small/Mid Cap Diversified Alpha Fund. LA Capital is a Subchapter S corporation founded in 2002 and is wholly-owned by its working principals.

MARTINGALE ASSET MANAGEMENT, L.P.—Martingale Asset Management, L.P. ("Martingale") serves as a Sub-Adviser to a portion of the assets of the Small/Mid Cap Diversified Alpha Fund. Martingale is a limited partnership. Martingale Asset Management Corporation is the general partner of Martingale.

PANAGORA ASSET MANAGEMENT, INC.—PanAgora Asset Management, Inc. ("PanAgora") serves as a Sub-Adviser to the Small/Mid Cap Diversified Alpha Fund. PanAgora, a Delaware Corporation founded in 1985, is independently owned and operated by Putnam Investments and Nippon Life Insurance (NLI). Putnam Investments, the majority owner, owns 80% of voting shares, and NLI owns the remaining 20% of voting shares.

SMITH BREEDEN ASSOCIATES, INC.—Smith Breeden Associates, Inc. ("Smith Breeden") serves as a Sub-Adviser for a portion of the assets of the Small/Mid Cap Diversified Alpha Fund. Smith Breeden is a Kansas Sub-Chapter S corporation and is an independent, employee-owned firm. As of September 2005, Smith Breeden's senior professionals and directors owned 86% of the firm's equity. Former employees and former directors owned the remaining 14 percent. Smith Breeden has been an independent and employee-owned corporation since its inception in 1982.

WELLINGTON MANAGEMENT COMPANY, LLP—Wellington Management Company, LLP ("Wellington Management") serves as a Sub-Adviser to a portion of the assets of the Small/Mid Cap Diversified Alpha Fund. Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1928 and to investment counseling clients since 1960. Wellington Management is a Massachusetts limited liability partnership whose managing partners are Laurie A. Gabriel, John R. Ryan and Perry M. Traquina.

Portfolio Management

Integrity

Compensation. SIMC pays Integrity a fee based on the assets under management of the Small/Mid Cap Diversified Alpha Fund as set forth in an investment sub-advisory agreement between Integrity and SIMC. Integrity pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small/Mid Cap Diversified Alpha Fund. The following information relates to the period ended September 30, 2006.

Integrity's compensation policy is designed to compensate employees based on their contributions to the firm and Integrity's clients. Total compensation includes base salaries and bonuses consistent with investment management industry standards. Bonuses are determined by team performance, individual performance and contribution to the firm's business objectives. Professionals are formally evaluated on an annual basis (December/January) on a variety of function-specific goals and criteria based on a combination of desired individual and firm achievements. At that time, the annual bonus is determined by the firm's Board of Managers.

In addition, all members of the investment team either have or are on track to have direct equity or "phantom stock" equivalent ownership in the firm.

Ownership of Fund Shares. As of December 14, 2006, the Small/Mid Cap Diversified Alpha Fund had not commenced operations. Accordingly, the portfolio managers did not beneficially own any shares of the Small/Mid Cap Diversified Alpha Fund

Other Accounts. As of September 30, 2006, in addition to the Small/Mid Cap Diversified Alpha Fund, Integrity's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Portfolio Management	1	$168,170,000	n/a	n/a	78	$2,047,430,000
Team (Daniel G. Bandi,
Daniel J. DeMonica,
Adam I. Friedman,
Joe A. Gilbert,
J. Bryan Tinsley and
William H. McNett)

Conflicts of Interests. The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Small/Mid Cap Diversified Alpha Fund's investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts managed by Integrity's portfolio managers include registered investment companies, pooled vehicles and other separately managed institutional accounts. The Other Accounts might have similar investment objectives to the Small/Mid Cap Diversified Alpha Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Small/Mid Cap Diversified Alpha Fund. While the portfolio managers' management of other accounts may give rise to the following potential conflicts of interest, Integrity does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Integrity believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Small/Mid Cap Diversified Alpha Fund. Because of their positions with the Small/Mid Cap Diversified Alpha Fund, the portfolio managers know the size, timing and possible market impact of Small/Mid Cap Equity and Small Cap Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Small/Mid Cap Diversified Alpha Fund. However, Integrity has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Small/Mid Cap Diversified Alpha Fund and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Small/Mid Cap Diversified Alpha Fund. This conflict of interest may be exacerbated to the extent that Integrity or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than from the Small/Mid Cap Diversified Alpha Fund. Notwithstanding this theoretical conflict of interest, it is Integrity's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Integrity has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Account securities that differ in identity or quantity from securities bought for the Small/Mid Cap Diversified Alpha Fund, such securities might not be suitable for the Small/Mid Cap Diversified Alpha Fund given their investment objectives and related restrictions.

LA Capital

Compensation. SIMC pays LA Capital a fee based on the assets under management of the Small/Mid Cap Diversified Alpha Fund as set forth in an investment sub-advisory agreement between LA Capital and SIMC. LA Capital pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small/Mid Cap Diversified Alpha Fund. The following information relates to the period beginning September 30, 2006.

LA Capital's portfolio managers are all principals of the firm. Their compensation includes salaries and distributions of profit based upon their pro-rata ownership of LA Capital.

Ownership of Fund Shares. As of December 14, 2006, the Small/Mid Cap Diversified Alpha Fund had not commenced operations. Accordingly, the portfolio managers did not beneficially own any shares of the Small/Mid Cap Diversified Alpha Fund.

Other Accounts. As of September 30, 2006, in addition to the Small/Mid Cap Diversified Alpha Fund, LA Capital's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets $m	Number of Accounts	Total Assets	Number of Accounts		Total Assets
Thomas Stevens	8	$683,600,000	n/a	n/a	24		$2,538,000,000
	n/a	n/a	n/a	n/a	5	*	$540,200,000
Hal Reynolds	8	$683,600,000	n/a	n/a	24		$2,538,000,000
	n/a	n/a	n/a	n/a	5	*	$540,200,000
Dave Borger	8	$683,600,000	n/a	n/a	24		$2,538,000,000
	n/a	n/a	n/a	n/a	5	*	$540,200,000

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. LA Capital's portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Small/Mid Cap Diversified Alpha Fund's investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts might have similar investment objectives to the Small/Mid Cap Diversified Alpha Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Small/Mid Cap Diversified Alpha Fund. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, LA Capital does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, LA Capital believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Small/Mid Cap Diversified Alpha Fund. Because of their positions with the Small/Mid Cap Diversified Alpha Fund, the portfolio managers know the size, timing, and possible market impact of the Small Cap and Small/Mid Cap Equity Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Small/Mid Cap Diversified Alpha Fund. However, LA Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of LA Capital's portfolio managers' management of the Small/Mid Cap Diversified Alpha Fund and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Small/Mid Cap Diversified Alpha Fund. This conflict of interest may be exacerbated to the extent that LA Capital or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than from the Small/Mid Cap Diversified Alpha Fund. Notwithstanding this theoretical conflict of interest, it is LA Capital's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, LA Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while LA Capital portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Small/Mid Cap Diversified

Alpha Fund, such securities might not be suitable for the Small/Mid Cap Diversified Alpha Fund given their investment objectives and related restrictions.

Martingale

Compensation. SIMC pays Martingale a fee based on the assets under management of the Small/Mid Cap Diversified Alpha Fund as set forth in an investment sub-advisory agreement between Martingale and SIMC. Martingale pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small/Mid Cap Diversified Alpha Fund. The following information relates to the period ended September 30, 2006.

Martingale's portfolio managers' compensation packages are commensurate with their past experience and current contributions to Martingale. Compensation for all investment professionals includes an annual base salary, an opportunity to earn a yearly bonus, an attractive profit-sharing retirement plan and an opportunity for partnership. Changes in salary or bonus for individual employees are based on traditional employee performance evaluation criteria. The pool of funds available for salary, bonuses and profit sharing are linked to the overall success of the firm. Compensation does not include a bonus that is linked to the performance of the Small/Mid Cap Diversified Alpha Fund.

Ownership of Fund Shares. As of December 14, 2006, the Small/Mid Cap Diversified Alpha Fund had not commenced operation. Accordingly, the portfolio managers did not beneficially own any shares of the Small/Mid Cap Diversified Alpha Fund.

Other Accounts. As of September 30, 2006, in addition to the Small/Mid Cap Diversified Alpha Fund, Martingale's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets $m	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Portfolio Management	8	$906,500,000	21	*	$1,650,000,000	32	**	$2,492,700,000
Team (Samuel Nathans,
James Eysenbach and
William E. Jacques)

*  One of the accounts listed above are subject to a performance-based advisory fee.

**  Two of the accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Small/Mid Cap Diversified Alpha Fund's investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts might have similar investment objectives to the Small/Mid Cap Diversified Alpha Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Small/Mid Cap Diversified Alpha Fund. While the portfolio managers' management of other accounts may give rise to the following potential conflicts of interest, Martingale does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Martingale believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Small/Mid Cap Diversified Alpha Fund. Because of their positions with the Small/Mid Cap Diversified Alpha Fund, the portfolio managers know the size, timing and possible market impact of Small/Mid Cap Equity and Small Cap Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Small/Mid Cap Diversified Alpha Fund. However, Martingale has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

PanAgora

Compensation. SIMC pays PanAgora a fee based on the assets under management of the Small/Mid Cap Diversified Alpha Fund as set forth in an investment sub-advisory agreement between PanAgora and SIMC. PanAgora pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small/Mid Cap Diversified Alpha Fund. The following information relates to the period ended September 30, 2006.

All investment professionals receive industry competitive salaries (based on an annual benchmarking study) and are rewarded with meaningful performance-based annual bonuses, which can exceed 100% of salary. All employees of the firm are evaluated by comparing their performance against tailored and specific objectives. These goals are developed and monitored through the cooperation of employees and their immediate supervisors. Portfolio managers have specific goals regarding the investment performance of the accounts they manage and not revenue associated with these accounts.

Employees are included in the Equity Partnership Plan offered by their parent company, Putnam Investments. Under the terms of the Plan, up to 15% of the equity in the parent company may be issued in new, non-voting shares and distributed to company professionals.

Ownership of Fund Shares. As of December 14, 2006, the Small/Mid Cap Diversified Alpha Fund had not commenced operations. Accordingly, the portfolio managers did not beneficially own any shares of the Small/Mid Cap Diversified Alpha Fund.

Other Accounts. As of September 30, 2006, in addition to the Small/Mid Cap Diversified Alpha Fund, the portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets $m	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Eric Sorensen	#	$—	#		$—	#		$—
Ronald Hua	2	$124,452,456	13	*	$1,099,700,477	20	*	$5,081,603,318
Kenneth Masse	2	$124,452,456	13	*	$1,099,700,477	20	*	$5,081,603,318
Sanjoy Ghosh	2	$124,452,456	13	*	$1,099,700,477	20	*	$5,081,603,318

#  Eric Sorensen is CEO of PanAgora and as such has oversight of the Firms accounts.

*  Some of the accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Small/Mid Cap Diversified Alpha Fund' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts include retirement plans, separately managed accounts, as well as incubated accounts. The Other Accounts might have similar investment objectives as the Small/Mid Cap Diversified Alpha Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Small/Mid Cap Diversified Alpha Fund. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, PanAgora does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, PanAgora believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Small/Mid Cap Diversified Alpha Fund. Because of their positions with the Small/Mid Cap Diversified Alpha Fund, the portfolio managers know the size, timing and possible market impact of Small Cap and Small/Mid Cap Equity Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Small/Mid Cap Diversified Alpha Fund. However, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Small/Mid Cap Diversified Alpha Fund and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Small/Mid Cap Diversified Alpha Fund. This conflict of interest may be exacerbated to the extent that PanAgora or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Small/Mid Cap Diversified Alpha Fund. Notwithstanding this theoretical conflict of interest, it is PanAgora's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Small/Mid Cap Diversified Alpha given its investment objectives and related restrictions.

Smith Breeden

Compensation. SIMC pays Smith Breeden a fee based on the assets under management of the Small/Mid Cap Diversified Alpha Fund as set forth in an investment sub-advisory agreement between Smith Breeden and SIMC. Smith Breeden pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small/Mid Cap Diversified Alpha Fund. The following information relates to the period ended October 31, 2006.

Smith Breeden's compensation for senior professionals is determined by the Compensation Committee of Smith Breeden's Board of Directors, taking into consideration the following factors for portfolio managers: (i) risk-adjusted performance over one, three, and five years for all accounts managed by the portfolio manager; (ii) account strategy; (iii) innovative and profitable transaction ideas; (iv) client service; and (v) operational efficiency. Annual compensation packages are a combination of base salary, cash bonuses, and restricted equity grants, and are generally composed of 40% base salary, 25% cash bonuses, 401(k) and profit-sharing, and 35% of restricted equity grants. Smith Breeden believes its emphasis on equity ownership as part of its compensation structure creates appropriate long-term incentives for the firm's investment professionals. Restricted stock grants are emphasized for more senior staff. Restricted stock grants vest over a five-year period, but recipients receive dividends on both vested and non-vested shares. Individual's ownership positions rise over time, making dividend payments a more important component of compensation. Cash bonuses are used to reward outstanding individual performance.

The compensation review process is subjective and varies by individual. There is no formula-based compensation for senior investment professionals. Smith Breeden operates a company-funded 401(k) and profit sharing plan for all employees.

No component of Smith Breeden's compensation scheme for any person is fixed; there is no compensation formula based on the Small/Mid Cap Diversified Alpha Fund's pre- or after-tax performance, or based on the Small/Mid Cap Diversified Alpha Fund's assets. In addition, there are no differences between the method of determining compensation with respect to the Small/Mid Cap Diversified Alpha Fund and any Other Accounts.

Ownership of Fund Shares. As of December 14, 2006, the Small/Mid Cap Diversified Alpha Fund had not yet commenced operations. Accordingly, the portfolio managers did not beneficially own any shares of the Small/Mid Cap Diversified Alpha Fund.

Other Accounts. As of October 31, 2006, in addition to the Small/Mid Cap Diversified Alpha Fund, Smith Breeden's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Daniel Dektar	2	$385,000,000	2		$556,000,000	5		$906,000,000
	n/a	n/a	2	*	$556,000,000	5	*	$906,000,000
Tim Cunneen	n/a	n/a	1		$504,000,000	10		$10,238,000,000
	n/a	n/a	n/a		n/a	2	*	$252,000,000

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. Officers, directors and shareholders of Smith Breeden own collectively more than 70% of the common stock of Community First Financial Group, which has a majority ownership in financial institutions to which Smith Breeden provides services. Smith Breeden is also the sponsor or general partner of certain pooled investment vehicles which are recommended to investors for purchase and for which Smith Breeden serves as investment adviser. With respect to certain of these pooled investment vehicles, a portion of the fees received by Smith Breeden are based on the performance of the funds. Investment opportunities are allocated to these institutions on the same basis as they are allocated to all other clients in accordance with Smith Breeden's Trade Allocation Policy as described further below.

On occasion, Smith Breeden, its principals, or employees may purchase or sell, for their own accounts, securities also invested in by clients or recommended to clients. Smith Breeden maintains a Code of Ethics (as described further below) that is designed to prevent conflicts of interest that such individuals may have with client securities holdings and transactions. Smith Breeden has adopted a Compliance Manual that includes a set of policies and procedures that are designed to assure that Smith Breeden complies with the requirements of the Investment Advisers Act and generally requires both Smith Breeden and its employees to deal with all clients in a fair and equitable manner. The Compliance Manual generally includes the following policies and procedures, which may be amended from time to time as necessary to address relevant business and regulatory requirements: (i) investment and risk management policies; (ii) trade allocation and best execution policies; (iii) proxy voting policy and procedures; (iv) Code of Ethics, marketing, performance presentation and media policies; (v) Operations Department Summary and Internal Controls and Procedures; (vi) custody, hardcopy and electronic recordkeeping, solicitor, security pricing and accounts receivable and revenue polices; (vii) procedures to safeguard client information and electronic systems use policy; (viii) privacy policy with respect to non-public personal information of clients; (ix) disaster recovery plan and anti-money laundering program; (x) illiquid securities, trade error and gift policies; and (xi) portfolio pumping and window dressing policy.

Smith Breeden's Trade Allocation Policy is designed to ensure that: (i) no client or class of clients is favored or disfavored consciously or consistently in the allocation of investment opportunities; and (ii) to the extent practical, investment opportunities are allocated among clients over a period of time on a fair and equitable basis. The Best Execution Policy is designed to ensure that Smith Breeden seeks best execution, which refers to trading processes that seek to maximize the value of a client's portfolio within such client's stated investment objectives and constraints. Smith Breeden's Code of Ethics is designed to prevent conflicts of interest that employees may have with client securities holdings and transactions and to prevent the misuse of material, non-public information. In connection with the provisions of Smith Breeden's Code of Ethics, Smith Breeden may be restricted from transacting in certain securities, including the securities of certain clients, from time to time.

Smith Breeden's Code of Ethics requires that Access Persons of the company deal with the clients fairly and equitably, maintain a standard of business conduct consistent with the company's fiduciary obligations to its clients and comply with all applicable federal securities laws. The requirements of the Code of Ethics are intended to create safeguards to ensure that Smith Breeden's and its Access Persons' duties regarding clients are being fulfilled and to address potential conflicts of interest that may arise when Access Persons maintain beneficial ownership in covered securities. To address these trading restrictions, Smith Breeden distributes a daily list of restricted investments and prohibits short swing profits in a number of investments. These lists are accessible to employees through the company's intranet site. Under the Code of Ethics, Access Persons are required to submit personal brokerage reports as well as request pre-clearance for board memberships and purchases of certain securities. Smith Breeden's Compliance Department conducts a quarterly review of the transactions and pre-clearance requests reported by employees under the Code of Ethics. The review is to ensure that the activity reported is in compliance with the applicable provisions of the Code of Ethics. In addition, the Code of Ethics adopts provisions to guard against the misuse of material, non-public information by employees and staff.

Wellington

Compensation. SIMC pays Wellington Management a fee based on the assets under management of the Small/Mid Cap Diversified Alpha Fund as set forth in the sub-advisory agreements between Wellington Management and SIMC. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Small/Mid Cap Diversified Alpha Fund. The following information relates to the period ended September 30, 2006.

Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the investment professionals primarily responsible for the day-to-day management of the Small/Mid Cap Diversified Alpha Fund includes a base salary and incentive components.

The base salary for each portfolio manager is determined by the managing partners of the firm and is generally a fixed amount that may change as a result of an annual review. Wellington Management's portfolio managers are eligible to receive an incentive payment based on the revenues earned by Wellington Management from the fund managed by that portfolio manager and generally each other portfolio managed by such portfolio manager. The portfolio managers' incentive payments relating to the Small/Mid Cap Diversified Alpha Fund are linked to the gross pre-tax performance of the Small Small/Mid Cap Diversified Alpha Fund compared to the applicable benchmark and/or peer group over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive structures (although the benchmark or peer groups, time periods and rates may be different) to other similar portfolios managed by the portfolio manager.

Portfolio-based incentives across all portfolios managed by a portfolio manager can, and typically do, represent a significant portion of a portfolio manager's overall compensation. Incentive compensation varies significantly by individual and can vary significantly from year to year. Some portfolio managers are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is also eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Smith is a partner of Wellington Management.

Ownership of Fund Shares. As of December 14, 2006, the Small/Mid Cap Diversified Alpha Fund had not commenced operations. Accordingly Wellington's portfolio managers did not beneficially own any shares of the Small/Mid Cap Diversified Alpha Fund.

Other Accounts. As of September 30, 2006, in addition to the Small/Mid Cap Diversified Alpha Fund, Wellington Management's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets $m	Number of Accounts		Total Assets	Number of Accounts		Total Assets
James P. Hoffman	4	$394,300,000	30		$2,415,600,000	127		$2,751,300,000
	n/a	n/a	3	*	$631,400,000	15	*	$169,000,000
Jamie A. Rome	4	$707,100,000	11		$1,504,200,000	22		$3,710,100,000
	n/a	n/a	n/a		n/a	1	*	$70,200,000

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These portfolios may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts and hedge funds.

Wellington Management's portfolio managers generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Small/Mid Cap Diversified Alpha Fund. The portfolio managers make investment decisions for the Small/Mid Cap Diversified Alpha Fund based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the portfolio manager may purchase or sell securities, including initial public offerings, for one portfolio and not another portfolio, and the performance of securities purchased for the Small/Mid Cap Diversified Alpha Fund may vary from the performance of securities purchased for other portfolios. Alternatively, these portfolios may be managed in a similar fashion to the Small/Mid Cap Diversified Alpha Fund and thus the portfolios may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Small/Mid Cap Diversified Alpha Fund.

The portfolio managers or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Small/Mid Cap Diversified Alpha Fund, or make investment decisions that are similar to those made for the Small/Mid Cap Diversified Alpha Fund, both of which have the potential to adversely impact the Small/Mid Cap Diversified Alpha Fund depending on market conditions. For example, the portfolio managers may purchase a security in one portfolio while appropriately selling that same security in another portfolio. Similarly, the portfolio managers may purchase the same security for the Small/Mid Cap Diversified Alpha Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Small/Mid Cap Diversified Alpha Fund holdings.

In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Small/Mid Cap Diversified Alpha Fund to Wellington Management. Mr. Hoffmann also manages hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments are tied to revenues earned by Wellington Management, and where noted, to the performance achieved by the manager in each account, the incentives associated with any given fund may be significantly higher or lower than those associated with other accounts managed by a given portfolio manager. Finally, the Small/Mid Cap Diversified Alpha Fund's portfolio managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of initial public offerings, and compliance with the firm's Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain Other Accounts.

Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's portfolio managers. Although Wellington Management does not track the time a portfolio manager spends on a single portfolio, Wellington Management does periodically assess whether a portfolio manager has adequate time and resources to effectively manage the portfolio manager's various client mandates.

DISTRIBUTION AND SHAREHOLDER SERVICING

General. SEI Investments Distribution Co. (the "Distributor"), serves as the Fund's distributor. The Distributor, a wholly-owned subsidiary of SEI Investments, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Distribution Agreement with the Trust. The Distributor serves as the Fund's Distributor pursuant to a distribution agreement (the "Distribution Agreement") with this Trust. The Distribution Agreement shall be reviewed and ratified at least annually: (i) by the Trust's Trustees or by the vote of a majority of the outstanding shares of the Trust; and (ii) by the vote of a majority of the parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of any assignment, as defined in the 1940 Act, and is terminable with respect to a particular Fund on not less than 60 days' notice by the Trust's Trustees, by vote of a majority of the outstanding shares of such Fund or by the Distributor. The Distributor will receive no compensation for the distribution of Fund shares.

The Trust has adopted shareholder servicing plans for its Class A, Class I and Class Y shares (each a "Shareholder Servicing Plan" and collectively the "Shareholder Servicing Plans") and administrative servicing plans (each an "Administrative Servicing Plan" and collectively the "Administrative Servicing Plans") for the Class A and Class I shares of the Fund. Under the Service Plans for Class I and Class Y Shares, the Distributor may perform, or may compensate other service providers for performing, the following shareholder services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided in investments; and assisting clients in changing dividend options, account designations and addresses. Under the Shareholder Servicing Plan for Class A Shares and Administrative Servicing Plans, the Distributor may perform, or may compensate other service providers for performing, the following administrative services: providing subaccounting with respect to shares beneficially owned by clients; providing information periodically to clients showing their positions in shares; forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to clients; processing purchase, exchange and redemption requests from clients and placing such orders with the Fund or its service providers; processing dividend payments from the Fund on behalf of its clients; and providing such other similar services as the Fund may, through the Distributor, reasonably request to the extent that the service provider is permitted to do so under applicable laws or regulations.

Distribution Expenses Incurred by Adviser. The Fund is sold primarily through independent registered investment advisors, financial planners, bank trust departments and other financial advisors ("Financial Advisors") who provide their clients with advice and services in connection with their investments in the SEI Funds. SEI Funds are typically combined into complete investment portfolios and strategies using asset allocation techniques to serve investor needs. In connection with its distribution activities, SIMC and its affiliates may provide Financial Advisors, without charge, asset allocation models and strategies, custody services, risk assessment tools, and other investment information and services to assist the Financial Advisor in providing advice to investors.

SIMC may hold conferences, seminars and other educational and informational activities for Financial Advisors for the purpose of educating Financial Advisors about the Fund and other investment products offered by SIMC or its affiliates. SIMC may pay for lodging, meals and other similar expenses incurred by Financial Advisors in connection with such activities. SIMC also may pay expenses associated with joint marketing activities with Financial Advisors, including, without limitation, seminars, conferences, client appreciation dinners, direct market mailings and other marketing activities designed to further the promotion of the Fund. In certain cases, SIMC may make payments to Financial Advisors or their employer in connection with their solicitation or referral of investment business, subject to any regulatory requirements for disclosure to and consent from the investor. All such marketing expenses and solicitation payments are paid by SIMC or its affiliates out of its past profits or other available resources, and are not charged to the Fund.

Many Financial Advisors may be affiliated with broker-dealers. SIMC and its affiliates may pay compensation to broker-dealers or other financial institutions for services such as, without limitation, providing the Fund with "shelf space" or a higher profile for the firm's associated Financial Advisers and their customers, placing the Fund on the firm's preferred or recommended fund list, granting the Distributor access to the firm's associated Financial Advisers, providing assistance in training and educating the firms' personnel, allowing sponsorship of seminars or informational meetings, and furnishing marketing support and other specified services. These payments may be based on average net assets of SEI Funds attributable to that broker-dealer, gross or net sales of SEI funds attributable to that broker-dealer, a negotiated lump sum payment, or other appropriate compensation for services rendered.

Payments may also be made by SIMC or its affiliates to financial institutions to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. These fees may be used by the financial institutions to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans. The foregoing payments may be in addition to any shareholder servicing fees paid to a financial institution in accordance with the Fund's Shareholder Services Plan or Administrative Services Plan.

The payments discussed above may be significant to the financial institutions receiving them, and may create an incentive for the financial institutions or its representatives to recommend or offer shares of the SEI Funds to its customers rather than other funds or investment products. These payments are made by SIMC and its affiliates out of their past profits or other available resources.

Although the Fund may use broker-dealers that sell Fund shares to effect transactions for the Fund's portfolio, the Fund, the Adviser and the Sub-Adviser will not consider the sale of Fund shares as a factor when choosing broker-dealers to effect those transactions and will not direct brokerage transactions to broker-dealers as compensation for the sales of Fund shares.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing each of the Funds and each fund of SEI Index Funds, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust (the "Fund Complex"), which currently consists of 72 funds and includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Members of the Board. Set forth below are the names, dates of birth, position with the Trust, the year in which the Trustee was elected, other directorships held and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. There is no stated term of office for the Trustees of the Trust, however, a Trustee must retire from the Board of Trustees by the end of the calendar year in which the Trustee turns 75 provided that, although there shall be a presumption that each trustee attaining such age shall retire, the Board may, if it deems doing so to be consistent with the best interest of the trusts, and with the consent of any trustee that is eligible for retirement, by unanimous vote, extend the term of such trustee for successive periods of one year. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Interested Trustees.

ROBERT A. NESHER (DOB 08/17/46)—Chairman of the Board of Trustees* (since 1986)—SEI employee, 1974-present. President and Chief Executive Officer of the Trust, December 2005-present. President and Director of SEI Opportunity Master Fund, L.P. and SEI Opportunity Fund, L.P. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds

Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd., Trustee of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Index Funds, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

WILLIAM M. DORAN (DOB 05/26/40)—Trustee* (since 1986)—1701 Market Street, Philadelphia, PA 19103. Self-employed Consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Director of SEI since 1974; Secretary of SEI since 1978. Director of the Distributor since 2003. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia) Limited and SEI Asset Korea Co., Ltd. Trustee of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, SEI Asset Allocation Trust, SEI Index Funds, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

Independent Trustees.

F. WENDELL GOOCH (DOB 12/03/32)—Trustee (since 1986)—Retired. Trustee of SEI Asset Allocation Trust, SEI Index Funds, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds and STI Classic Variable Trust.

JAMES M. STOREY (DOB 04/12/31)—Trustee (since 1995)—Attorney, Solo Practitioner since 1994. Partner, Dechert Price & Rhoads (law firm), September 1987-December 1993. Trustee of U.S. Charitable Gift Trust, The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Massachusetts Health and Education Tax-Exempt Trust, SEI Asset Allocation Trust, SEI Index Funds, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42)—Trustee (since 1996)—Self-employed Consultant, Newfound Consultants Inc. since April 1997. Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, SEI Opportunity Master Fund, L.P., SEI Opportunity Fund, L.P., SEI Index Funds, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROSEMARIE B. GRECO (DOB 03/31/46)—Trustee (since 1999)—Director, Governor's Office of Health Care Reform, Commonwealth of Pennsylvania, since 2003. Founder and Principal, Grecoventures Ltd., from 1999 to 2002. Director, Sunoco, Inc. and Exelon Corporation. Trustee of Pennsylvania Real Estate Investment Trust, SEI Asset Allocation Trust, SEI Index Funds, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

NINA LESAVOY (DOB 07/24/57)—Trustee (since 2003)—Partner, Cue Capital since 2002. Managing Partner and Head of Sales, Investorforce, March 2000-December 2001. Global Partner working for the CEO, Invesco Capital, January 1998-January 2000. Head of Sales and Client Services, Chancellor Capital and later LGT Asset Management, 1986-2000. Trustee/Director of SEI Opportunity Master Fund, L.P., SEI Opportunity Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Institutional Investments Trust and SEI Tax Exempt Trust.

JAMES M. WILLIAMS (DOB 10/10/47)—Trustee (since 2004)—Vice President and Chief Investment Officer, J. Paul Getty Trust, Non Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999. Trustee/Director of Ariel Mutual Funds, SEI Opportunity Master Fund, L.P., SEI Opportunity Fund, L.P., SEI Asset Allocation Trust, SEI Index Funds, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

*  Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Funds (as that term is defined in the 1940 Act) by virtue of their relationship with the Trust's Distributor and SIMC.

Board Standing Committees. The Board has established the following standing committees:

•  Audit Committee.  The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditor's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by the Trust's independent auditor to the Trust and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditor's opinion, any related management letter, management's responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditor and the Trust's senior internal accounting executive, if any, the independent auditor's report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. In addition, the Audit Committee is responsible for the oversight of the Trust's compliance program. Messrs. Gooch, Storey, Sullivan and Williams, Ms. Greco and Ms. Lesavoy currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four times during the Trust's most recently completed fiscal year.

•  Fair Value Pricing Committee.  The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available or deemed not eligible. The Fair Value Pricing Committee's determinations are reviewed by the Board. Messrs. Nesher and Sullivan currently serve as the Board's delegates on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets as necessary, and met 41 times during the Trust's most recently completed fiscal year.

•  Nominating Committee. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibilities of the Nominating Committee are to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee operates under procedures approved by the Board which provide that the Nominating Committee will consider nominees recommended by shareholders when such recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's address. Messrs. Gooch, Storey, Sullivan and Williams, Ms. Greco and Ms. Lesavoy currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the Trust's most recently completed fiscal year.

•  Governance Committee. The Board has a standing Governance Committee that is composed of each of the Independent Trustees of the Trust. The principal responsibility of the Governance Committee is to consider governance and compensation issues, as well as to conduct a self assessment of the Board's operations. The Governance Committee will meet periodically, as necessary. It was established at the December 2005 meeting of the Trustees and did not meet during the Trust's most recently completed fiscal year.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC.

"Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) of the Securities and Exchange Act of 1934 (the "1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Fund Shares (Fund)*	Aggregate Dollar Range of Shares (Fund Complex)*
Interested
Mr. Nesher	None	Over $100,000
Mr. Doran	None	Over $100,000
Independent
Mr. Gooch	None	Over $100,000
Mr. Storey	None	None
Mr. Sullivan	None	None
Ms. Greco	None	None
Ms. Lesavoy	None	None
Mr. Williams	None	None

*  Valuation date is December 31, 2005.

Board Compensation.  The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

Name	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex
Interested
Mr. Nesher	$0	N/A	N/A	$0
Mr. Doran	$0	N/A	N/A	$0
Independent
Mr. Gooch	$184,451	N/A	N/A	$1,106,706
Mr. Storey	$184,451	N/A	N/A	$1,106,706
Mr. Sullivan	$184,451	N/A	N/A	$1,106,706
Ms. Greco	$184,451	N/A	N/A	$1,106,706
Ms. Lesavoy	$184,451	N/A	N/A	$1,106,706
Mr. Williams*	$184,451	N/A	N/A	$1,106,706

Trust Officers. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. None of the Officers receive compensation from the Trust for their services.

Certain officers of the Trust also serve as officers to one or more mutual funds to which SEI or its affiliates act as investment adviser, administrator or distributor.

ROBERT A. NESHER—(DOB 08/17/46)—President and Chief Executive Officer (since 2005)—SEI employee, 1974-present. Executive Vice President of SEI, 1986-1994. Director and Executive Vice President of SIMC, the Administrator and the Distributor, 1981-1994. President and Director of SEI Opportunity Master Fund, L.P. and SEI Opportunity Fund, L.P. (2005-present). Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd., Trustee of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation

Trust, SEI Index Funds, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

TIMOTHY D. BARTO (DOB 03/28/68)—Vice President and Secretary (since 2002)—Vice President and Assistant Secretary of the Trust, 1999-2002. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001. Assistant Secretary of SIMC, the Administrator and the Distributor and Vice President of the Distributor, 1999-2003.

STEPHEN F. PANNER (DOB 06/08/70)—Controller and Chief Financial Officer (since 2005)—
Fund Accounting Director of the Administrator, 2005-present. Fund Administration Manager, Old Mutual Fund Services, 2000-2005. Chief Financial Officer, Controller and Treasurer, PBHG Funds and PBHG Insurance Series Fund, 2004-2005. Assistant Treasurer, PBHG Funds and PBHG Insurance Series Fund, 2004-2005. Assistant Treasurer, Old Mutual Fund Advisors Fund, 2004-2005.

RUSSELL EMERY (DOB 12/18/62)—Chief Compliance Officer (since 2006)—Chief Compliance Officer of SEI Opportunity Master Fund, L.P., SEI Opportunity Fund, L.P., Bishop Street Funds, SEI Institutional Investments Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Index Funds, SEI Liquid Asset Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, The Advisors' Inner Circle Fund and The Advisors' Inner Circle Fund II, since March 2006. Director of Investment Product Management and Development of SIMC, February 2003-March 2006. Senior Investment Analyst—Equity Team of SEI, March 2000-February 2003.

JOHN J. MCCUE (DOB 04/20/63)—Vice President (since 2004)—Director of Portfolio Implementations for SIMC, August 1995 to present. Managing Director of Money Market Investments for SIMC, January 2003-2005.

SOFIA A. ROSALA (DOB 02/01/74)—Vice President and Assistant Secretary (since 2004)—Vice President and Assistant Secretary of SIMC and the Administrator since 2005. Compliance Officer of SEI, September 2001-2004. Account and Product Consultant, SEI Private Trust Company, 1998-2001.

JAMES NDIAYE (DOB 09/11/68)—Vice President and Assistant Secretary (since 2005)—Vice President and Assistant Secretary of SIMC since 2005. Vice President, Deutsche Asset Management, 2003-2004. Associate, Morgan, Lewis & Bockius LLP, 2000-2003.

MICHAEL T. PANG (DOB 07/08/72)—Vice President and Assistant Secretary (since 2005)—Vice President and Assistant Secretary of SIMC since 2005. Counsel, Caledonian Bank & Trust's Mutual Funds Group, 2004. Counsel, Permal Asset Management, 2001-2004. Associate, Schulte, Roth & Zabel's Investment Management Group, 2000-2001. Staff Attorney, U.S. Securities and Exchange Commission's Division of Enforcement, Northeast Regional Office, 1997-2000.

NICOLE WELCH (DOB 09/13/77)—Anti-Money Laundering Compliance Officer (since 2005)—Assistant Vice President and Anti-Money Laundering Compliance Coordinator of SEI since 2005. Compliance Analyst, TD Waterhouse, 2004. Senior Compliance Analyst, UBS Financial Services, 2002-2004. Knowledge Management Analyst, PricewaterhouseCoopers Consulting, 2000-2002.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has delegated proxy voting responsibilities to SIMC, subject to the Board's general oversight. In delegating proxy voting responsibilities, the Fund has directed that proxies be voted consistent with the Fund's best economic interests. SIMC has adopted its own proxy voting policies and guidelines for this purpose (the "Procedures"). As required by applicable regulations, SIMC has provided this summary of its Procedures concerning proxies voted by SIMC on behalf of each investment advisory client who delegates voting responsibility to SIMC, which includes the Funds (each a "Client"). The Procedures may be changed as necessary to remain current with regulatory requirements and internal policies and procedures.

SIMC votes proxies in the best economic interests of Clients. SIMC has elected to retain an independent proxy voting service (the "Service") to vote proxies for Client accounts, which votes proxies in accordance with Proxy Voting Guidelines (the "Guidelines") approved by SIMC's Proxy Voting Committee (the "Committee"). The Guidelines set forth the manner in which SIMC will vote on matters that may come up for shareholder vote. The Service will review each matter on a case-by-case basis, and vote the proxies in accordance with the Guidelines. For example, the Guidelines provide that SIMC will vote in favor of proposals to require shareholder ratification of any poison pill, shareholder proposals that request companies to adopt confidential voting, and for management proposals to do so, and shareholder social, workforce, and environmental proposals that create good corporate citizens while enhancing long-term shareholder value, and will vote against director nominees (or a Board) if it believes that a nominee (or the Board) has not served the economic long-term interests of shareholders.

Prior to voting a proxy, the Service makes available to SIMC its recommendation on how to vote in light of the Guidelines. SIMC retains the authority to overrule the Service's recommendation on any specific proxy proposal and to instruct the Service to vote in a manner determined by the Committee. Before doing so, the Committee will determine whether SIMC may have a material conflict of interest regarding the proposal. If the Committee determines that SIMC has such a material conflict, SIMC shall instruct the Service to vote in accordance with the Service's recommendation unless SIMC, after full disclosure to the Client of the nature of the conflict, obtains the Client's consent to voting in the manner determined by the Committee (or otherwise obtains instructions from the Client as to how to vote on the proposal).

For each proxy, SIMC maintains all related records as required by applicable law. A Client may obtain, without charge, a copy of SIMC's Procedures and Guidelines, or information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, by calling SIMC at 1-800-DIAL-SEI, by writing to SIMC at One Freedom Valley Drive, Oaks, Pennsylvania 19456, or on the SEC's website at http://www.sec.gov.

PURCHASE AND REDEMPTION OF SHARES

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

A gain or loss for federal income tax purposes may be realized by a taxable shareholder upon an in-kind redemption depending upon the shareholder's basis in the shares of the Trust redeemed.

Purchases and redemptions of shares of the Funds may be made on a Business Day. Currently, the following holidays are observed by the Trust: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the portfolio securities is not reasonably practicable, or for such other periods as the SEC may by order permit. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, the Administrator, the Distributor, and/or the Custodian are not open for business.

Use of Third-Party Independent Pricing Agents. The Fund's Pricing and Valuation Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees. However, when the change would not materially affect valuation of the Fund's net assets or involve a material departure in pricing methodology from that of the Fund's existing pricing agent or pricing methodology, Board approval may be obtained at the next regularly scheduled Board meeting.

TAXES

The following is only a summary of certain additional federal tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' prospectuses. No attempt is made to present a detailed explanation of the federal, state and local, or foreign tax treatment of the Fund or their shareholders and the discussion here and in the Funds' prospectuses is not intended as a substitute for careful tax planning.

This discussion of federal income tax consequences is based on the Code, and the regulations issued thereunder, in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Funds. The Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Code so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. In order to qualify for treatment as a RIC, the Fund must distribute annually to its shareholders at least 90% of its net interest income excludable from net income, 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships; (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, of two or more issuers engaged in the same, similar, or related trades or businesses if the Fund owns at least 20% of the voting power of such issuers, or the securities of one or more qualified publicly traded partnerships.

Notwithstanding the Distribution Requirement described above, which only requires the Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain, the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions to avoid liability for the federal excise tax, but can make no assurances that all such taxes will be eliminated. The Fund may in certain circumstances be required to liquidate portfolio investments in order to make sufficient distributions to avoid federal excise tax liability when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirements for qualification as a RIC.

If the Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) out of its accumulated or current earnings and profits generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the lower tax rates applicable to qualified dividend income distributed to individuals. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

The Fund receives income generally in the form of dividends and interest on its investments. The Fund's income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions of dividends by the Fund will be taxable as ordinary income, whether you take them in cash or additional shares. All or a portion of such dividends may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, subject to certain holding period requirements and other requirements, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). The Fund may derive capital gains and losses in connection with sale or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term gains will be taxable to you at long-term capital gains rates, regardless of how long you have held your shares in the Fund. Long term capital gains are currently taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

The Fund will inform you of the amount of your distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held fund shares for a full year the Fund may designate and distribute to you as ordinary income, qualified dividend income, or capital gains a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Any gain or loss recognized on a sale, exchange or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, will be treated as either long-term or short-term capital gain or loss depending upon how long you have held your shares. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution.

All or a portion of any loss that you realize upon the redemption of your shares of the Fund will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemptions. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

For corporate investors in some of the Fund, dividend distributions such Funds designated to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if such Funds were regular corporations.

The Fund will be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount witheld on amounts payable to any shareholder who: (1) has provided the Fund either an incorrect tax identification number or no number at all; (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends; (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (4) failed to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien).

With respect to investments in STRIPS, TRs, TIGRs, LYONs, CATS and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, the Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund distributes all of its net investment income to its shareholders, the Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Advisers would not have chosen to sell such securities and which may result in taxable gain or loss.

The Fund may use a tax management technique known as "highest in, first out." Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after-tax returns.

The Fund may invest in complex securities. These investments may be subject to numerous special tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gains, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, these may affect the amount, timing, or character of the income distributed to you by the Fund.

State Taxes

The Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. Depending upon state and local law, distributions by the Fund to shareholders and the ownership of shares may be subject to state and local taxes. Some of the Funds may invest a portion of their portfolios in obligations of the U.S. Government. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Ginnie Mae or Fannie Mae securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisers regarding the effect of federal, state, and local taxes in their own individual circumstances.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of brokers or dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the advisers are responsible for placing orders to execute Fund transactions. In placing orders, it is the Trust's policy to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the advisers generally seek reasonably competitive spreads or brokerage commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Trust will not purchase portfolio securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund's advisers may select a broker based upon brokerage or research services provided to the advisers. The advisers may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act ("Section 28(e)") permits the advisers, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the advisers believe that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund. In addition to agency transactions, the advisers may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the advisers might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The advisers may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the advisers will be in addition to and not in lieu of the services required to be performed by the Funds' advisers under the Investment Advisory Agreements. Any advisory or other fees paid to the advisers are not reduced as a result of the receipt of research services.

In some cases an adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the adviser faces a potential conflict of interest, but the adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the advisers with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

SIMC and the various firms that serve as sub-advisers to certain Funds of the Trust, in the exercise of joint investment discretion over the assets of the Fund, may execute a substantial portion of the Fund's portfolio transactions through a commission recapture program that SIMC has arranged with the Distributor (the "Program"). SIMC then requests, but does not require, that certain sub-advisers execute a portion of the Fund's portfolio transactions through the Program. Under the Program, the Distributor receives a commission, in its capacity as an introducing broker, on Fund portfolio transactions. The Distributor then returns to the Fund a portion of the commissions earned on the portfolio transactions, and such payments are used by the Fund to pay fund operating expenses. Sub-advisers are authorized to execute trades pursuant to the Program; provided that, the sub-adviser determines that such trading is consistent with its duty to seek best execution on Fund portfolio transactions. As disclosed in the Trust's prospectuses, SIMC in many cases voluntarily waives fees that it is entitled to receive for providing services to the Fund and/or reimburses expenses of the Fund in order to maintain the Fund's total operating expenses at or below a specified level. In such cases, the portion of commissions returned to the Fund under the Program will generally be used to pay Fund expenses that may otherwise have been voluntarily waived or reimbursed by SIMC or its affiliates, thereby increasing the portion of the Fund fees that SIMC and its affiliates are able to receive and retain. In cases where SIMC and its affiliates are not voluntarily waiving Fund fees or reimbursing expenses, then the portion of commissions returned to the Fund under the Program will directly decrease the overall amount of operating expenses of the Fund borne by shareholders.

SIMC also from time to time executes trades with the Distributor, again acting as introducing broker, in connection with the transition of the securities and other assets included in the Fund's portfolio when there is a change in sub-advisers in the Fund or a reallocation of assets among the Fund's sub-advisers. An unaffiliated third-party broker selected by SIMC or the relevant sub-adviser provides execution and clearing services with respect to such trades, and is compensated for such services out of the commission paid to the Distributor on the trades. All such transactions effected using the Distributor as introducing broker must be accomplished in a manner that is consistent with the Trust's policy to achieve best net results, and must comply with the Trust's procedures regarding the execution of Fund transactions through affiliated brokers. The Funds do not direct brokerage to brokers in recognition of, or as compensation for, the promotion or sale of Fund shares.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

The Fund's portfolio holdings can be obtained on the Internet at the following address: http://www.seic.com/fund_holdings_home.asp (the "Portfolio Holdings Website"). The Fund's Board has approved a policy that provides that portfolio holdings may not be made available to any third party until after such information has been posted on the Portfolio Holdings Website, with limited exceptions noted below. This policy effectively addresses conflicts of interest and controls the use of portfolio holdings information by making such information available to all investors on an equal basis.

Ten calendar days after each month end, a list of the top ten portfolio holdings in the Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Thirty calendar days after the end of each month, a list of all portfolio holdings in the Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the first business day of the fifth month after the date to which the data relates, at which time it will be permanently removed from the site.

Portfolio holdings information may be provided to independent third-party reporting services (e.g., Lipper or Morningstar), but will be delivered no earlier than the date such information is posted on the Portfolio Holdings Website, unless the reporting service executes a confidentiality agreement with the Trust that is satisfactory to the Trust's officers and that provides that the reporting service will not trade on the information. The Fund currently has no arrangements to provide portfolio holdings information to any third-party reporting services prior to the availability of such holdings on the Portfolio Holdings Website.

Portfolio holdings information may also be provided at any time (and as frequently as daily) to the Fund's Trustees, SIMC, the sub-advisers, the Distributor, the Administrator, the custodian, the independent proxy voting service retained by SIMC, the Fund's third-party independent pricing agents and the Fund's independent registered public accounting firm, as well as to state and federal regulators and government agencies, and as otherwise requested by law or judicial process. Service providers will be subject to a duty of confidentiality with respect to any portfolio holdings information, whether imposed by the provisions of the service provider's contract with the Trust or by the nature of its relationship with the Trust. Portfolio holdings of the Fund may also be provided to a prospective service provider for that Fund, so long as the prospective service provider executes a confidentiality agreement with the Fund in such form as deemed acceptable by an officer of the Fund. The Board exercises on-going oversight of the disclosure of Fund portfolio holdings by overseeing the implementation and enforcement of the Fund's policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer regarding any material compliance matters.

Neither the Fund, SIMC, nor any other service provider to the Fund may receive compensation or other consideration for providing portfolio holdings information.

The Fund files a complete schedule of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' N-Q is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of the Fund, each of which represents an equal proportionate interest in the Fund. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of that Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of portfolios. Share certificates representing the shares will not be issued.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or administrators, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her wilful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

CODES OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the advisers and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are reasonably designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in intial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

VOTING

Each share held entitles the shareholder of record to one vote. The shareholders of the Fund or class will vote separately on matters pertaining solely to that Fund or class, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Trust's Prospectuses or Statement of Additional Information state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of: (i) 67% or more of the affected Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the affected Fund's outstanding shares, whichever is less.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholders held personally liable for the obligations of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December 14, 2006, the Small/Mid Cap Diversified Alpha Fund had not commenced operations.

CUSTODIAN

U.S. Bank National Association ("U.S. Bank"), 425 Walnut Street, Cincinnati, Ohio 45202, acts as wire agent and custodian for the assets of the Small/Mid Cap Diversified Alpha Fund. U.S. Bank holds cash, securities and other assets of the Fund for which they act as custodian as required by the 1940 Act.

EXPERTS

KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Fund.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust.

DESCRIPTION OF RATINGS

Description of Corporate Bond Ratings

The following descriptions of corporate bond ratings have been published by Moody's, S&P, and Fitch, Inc., ("Fitch"), respectively.

DESCRIPTION OF MOODY'S LONG-TERM RATINGS

Aaa  Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

DESCRIPTION OF S&P'S LONG-TERM RATINGS

Investment Grade

AAA  Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA  Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A  Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB  Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

DESCRIPTION OF FITCH'S LONG-TERM RATINGS

Investment Grade Bond

AAA  Bonds rated AAA are judged to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times greater than interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions.

A-1

AA  Bonds rated AA are judged to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

A  Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB  Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Description of Commercial Paper Ratings

The following descriptions of commercial paper ratings have been published by Moody's, Standard and Poor's, and Fitch, Inc., respectively.

DESCRIPTION OF MOODY'S SHORT-TERM RATINGS

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•  Leading market positions in well-established industries.

•  High rates of return on funds employed.

•  Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•  Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P'S SHORT-TERM RATINGS

A-1  This highest category indicates that the degree of safety regarding timely payment is strong. Debt determined to possess extremely strong safety characteristics is denoted with a plus sign (+) designation.

A-2  Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

DESCRIPTION OF FITCH'S SHORT-TERM RATINGS

F-1  Highest Credit Quality. Indicates the best capacity for timely payment of financial commitments; may have an added "+" to denote exceptionally strong credit feature.

F-2  Good Credit Quality. A satisfactory capacity for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3  Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

A-2